UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Titan International, Inc.
(Name of Registrant as Specified In Its Charter)

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Titan International, Inc.
2701 Spruce Street Quincy, Illinois 62301
____________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date: May 15, 2014

To Titan Stockholders:

The Annual Meeting of Stockholders (the Annual Meeting) of Titan International, Inc., an Illinois corporation (Titan or the Company), is to be held on Thursday, May 15, 2014, at 11:00 a.m. Central Time, at the Holiday Inn, 4821 Oak Street, Quincy, Illinois, 62305, to consider and act upon the following matters:

1)	Elect Richard M. Cashin Jr., Albert J. Febbo and Gary L. Cowger as directors to serve for three-year terms and until their successors are elected and qualified;

2)	Ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for 2014;

3)	Approve a non-binding advisory resolution on executive compensation;

4)	Approve amendments to the Company's bylaws; and

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Titan's Board of Directors has fixed the “record date” to be the close of business on March 19, 2014. Only those stockholders whose names appear of record at the Company's close of business on March 19, 2014, as holders of record of Titan common stock, are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof. With this Proxy Statement, a copy of Titan's Annual Report including Form 10-K for year ended December 31, 2013, is enclosed for your information.

All stockholders are invited to attend the Annual Meeting. Stockholders can help the Company avoid unnecessary costs and delay by completing and promptly returning the enclosed proxy card. Alternatively, you may authorize a proxy by using telephone or Internet options as instructed on the proxy card. If you vote by telephone or Internet, you do not need to mail back your proxy card. The presence, in person or by properly executed proxy, of the majority of common stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting.

Meeting Attendance: Please note that if you are attending the Annual Meeting, proof of Titan common stock ownership as of the record date must be presented, in addition to valid photo identification.

Please Vote: Every stockholder's vote is important. Whether or not you intend to be present at the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. Telephone and Internet voting are also offered.

By Order of the Board of Directors,

/s/ MICHAEL G. TROYANOVICH
Quincy, Illinois	Michael G. Troyanovich
March 24, 2014	Secretary

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TITAN INTERNATIONAL, INC.

Meeting Date: May 15, 2014

GENERAL MATTERS

This Proxy Statement is being furnished to the stockholders of Titan International, Inc. (Titan or the Company) in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the Annual Meeting) to be held on May 15, 2014, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting. This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about March 24, 2014. Although the Company's Annual Report to Stockholders including Form 10-K for year ended December 31, 2013, is being mailed with the Proxy Statement, it is not part of the proxy soliciting material.

VOTING PROCEDURES

Qualifications to Vote
Holders of shares of common stock of the Company (Common Stock) at the close of business on March 19, 2014, (the Record Date) will be entitled to receive notice of and vote at the Annual Meeting.

Shares Entitled to Vote
On the Record Date of March 19, 2014, there were 53,571,206 shares of Titan's Common Stock outstanding which will be entitled to vote at the Annual Meeting.

Votes per Share
Holders of Titan's Common Stock (the Common Stockholders) are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

Proposals Requiring Vote
To consider and act upon the following matters:
Proposal #1: Election of Mr. Cashin, Mr. Febbo and Mr. Cowger as directors,
Proposal #2: Ratification of independent registered public accounting firm of Grant Thornton LLP,
Proposal #3: To approve a non-binding advisory resolution on executive compensation,
Proposal #4: To approve amendments to the Company's bylaws,
and such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

Time and Place
The Annual Meeting of Stockholders of Titan International, Inc., an Illinois corporation, will be held on Thursday, May 15, 2014, at 11:00 a.m. Central Standard Time, at the Holiday Inn, 4821 Oak Street, Quincy, Illinois, 62305.

Attendance for Annual Meeting
Please note that if you are attending the Annual Meeting, proof of Titan common stock ownership as of the Record Date of March 19, 2014, must be presented, in addition to valid photo identification.

VOTING PROCEDURES (continued)

Voting by Proxy
Stockholders are asked to complete and promptly return the enclosed proxy card by mail or authorize a proxy by using telephone or Internet options as instructed on the proxy card. If you vote by telephone or Internet, you do not need to mail back your proxy card.

Recommendations by Board of Directors
The Board of Directors unanimously recommend that you vote FOR all the following proposals:
Proposal #1: Election of Mr. Cashin, Mr. Febbo and Mr. Cowger as directors,
Proposal #2: Ratification of independent registered public accounting firm of Grant Thornton LLP,
Proposal #3: To approve a non-binding advisory resolution on executive compensation.
Proposal #4: To approve amendments to the Company's bylaws.

Quorum for Annual Meeting
Common Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of the Common Stockholders holding a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. Abstentions and “broker non-votes” (in cases when a broker has delivered a proxy that has authority to vote on the proposal in question) are counted as present in determining whether or not there is a quorum. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

Procedures
All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the Proposal #1, #2, #3 and #4, and persons designated as proxies will vote with their best judgment on such other business as may properly come before the Annual Meeting. The Board of Directors does not know of any matters that will come before the Annual Meeting other than those described in the Notice of Annual Meeting attached to this Proxy Statement.

Vote Required to Approve Proposals
Proposal #1: The votes of Common Stockholders holding a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting are required for the election of Mr. Cashin, Mr. Febbo, and Mr. Cowger as directors.

Proposal #2: Ratification of the independent registered public accounting firm Grant Thornton LLP, requires the affirmative vote of the Common Stockholders holding a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

Proposal #3:
The non-binding advisory vote on executive compensation will be deemed to be approved if Common Stockholders holding a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting vote in favor of the resolution.

Proposal #4:
The amendments to the Company's bylaws will be approved if Common Stockholders holding a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting vote in favor of the proposal.

Abstentions are counted in the number of shares present in person or represented by proxy for purposes of determining whether a proposal has been approved, and so are equivalent to votes against a proposal (other than the election of directors). Broker non-votes will have no impact on the outcome of any of the matters to be considered at the Annual Meeting.

VOTING PROCEDURES (continued)

Revoking a Proxy
Any proxy given pursuant to this solicitation may be revoked at any time before it is voted. Common Stockholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed revocation and proxy bearing a later date or by voting in person by written ballot at the Annual Meeting. Attendance at the Annual Meeting will not of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to: Michael G. Troyanovich, Secretary of Titan International, Inc., 2701 Spruce Street, Quincy, Illinois 62301.

Cost of Proxy Solicitation
The costs of solicitation of proxies will be borne by the Company. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of the Company's Common Stock held of record by such persons, and will be reimbursed by the Company for reasonable expenses incurred therewith.

Company's Transfer Agent
Computershare                Physical address:
P.O. Box 30170                211 Quality Circle, Suite 210
College Station, TX 77842-3170        College Station, TX 77845

Stockholder Information: (877) 237-6882    Agent web site: www.computershare.com/investor

Common Stock Data
Titan's common stock is listed and traded on the New York Stock Exchange under the symbol TWI.

Vote Tabulation
Broadridge Investor Communication Services will judge the voting and be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Annual Meeting.

Voting Results
Titan will announce preliminary voting results at the Annual Meeting and publish final results in a Form 8-K.

Please Vote
Every stockholder's vote is important. Whether or not you intend to be present at the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. Telephone and Internet voting are also offered.

Directions
You are cordially invited to attend Titan's annual meeting of stockholders on May 15, 2014 at 11:00 a.m. Central Time. The meeting will be held at the Holiday Inn in Quincy, Illinois. The Holiday Inn is located at 4821 Oak Street, Quincy, Illinois, 62305. You may call the Holiday Inn at (217) 223-7800 for further direction information.

Proxy Notice
Important Notice Regarding the Availability of Proxy Materials for Annual Meeting of Stockholders to be held on May 15, 2014.

This Notice of Annual Meeting of Stockholders and Proxy Statement are available at the Company's website: www.titan-intl.com.

PROPOSAL #1 - Election of Richard M. Cashin Jr., Albert J. Febbo and Gary L. Cowger as Class II Directors

The Board of Directors recommends that stockholders vote FOR Richard M. Cashin Jr., Albert J. Febbo and Gary L. Cowger as Class II Director nominees standing for election to serve until the 2017 Annual Meeting.

The Company's Bylaws provide for three classes of directors of approximately equal numbers designated as Class I, Class II and Class III. Each director is elected for a three-year term and the term of each Class expires in a different year. With the exception of the Chairman & Chief Executive Officer (Mr. Taylor), all directors are independent as defined in the New York Stock Exchange listing standards. The Nominating/Corporate Governance Committee recommended to the Board of Directors that Richard M. Cashin Jr, Albert J. Febbo and Gary L. Cowger stand for election as Class II directors to serve until the 2017 Annual Meeting. The Board has put forth the slate of nominees consisting of Richard M. Cashin Jr, Albert J. Febbo and Gary L. Cowger to stand for election at the 2014 Annual Meeting. Mr. Cashin, Mr. Febbo and Mr. Cowger are each current directors of the Company. Each of the nominees has consented to serve as director if elected.

In the unexpected event that the nominee for director becomes unable to serve before the Annual Meeting, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee as may be appointed by the Company's existing Board of Directors, as recommended by the Nominating/Corporate Governance Committee. The following is a brief description of the business experience of the nominee for at least the past five years.

Richard M. Cashin Jr.
Mr. Cashin is Managing Partner of One Equity Partners LLC, which manages multi-billion dollar investments and commitments in direct private equity transactions for JP Morgan, where he is a member of the Executive Committee. Prior to that time, Mr. Cashin was president of Citicorp Venture Capital, Ltd., where he was employed from 1980 to 2000. He is a Trustee of the American University in Cairo, Boys Club of New York, Brooklyn Museum, Central Park Conservancy, Jazz at Lincoln Center, National Rowing Foundation, Newport Festivals Foundation and is co-Chairman of the Partnership Fund for New York City. Mr. Cashin, who is 60 years old, became a director of the Company in 1994. Mr. Cashin serves on the following committees: Compensation Committee (Chairman) and Nominating/Corporate Governance. Mr. Cashin possesses particular knowledge and experience in finance, strategic planning, acquisitions and leadership of organizations that enhances the Board of Director's overall qualifications. Mr. Cashin's experience with large mergers and acquisitions especially contributes to Titan's overall long-range plan.

Albert J. Febbo
Mr. Febbo retired from GE after 30 years; 18 years in sales and marketing leadership roles in GE's U.S. and Europe plastics business, and 12 years as a corporate officer leading the GE automotive and corporate marketing teams. He launched and is a partner in BOOMVOTE.COM, a social networking internet business. Mr. Febbo, who is 74 years old, became a director of the Company in 1993. Mr. Febbo serves on the following committees: Audit (Chairman), Compensation and Nominating/Corporate Governance. He is on the Advisory Board of Titan's independent audit firm, Grant Thornton. Mr. Febbo possesses particular knowledge and experience in sales, distribution, marketing and leadership in global organizations that enhances the Board of Director's overall qualifications. Mr. Febbo's tenure at such a large and complex organization as General Electric affords him valuable perspective as Titan expands and changes. Mr. Febbo's marketing experience in the plastics and automotive industries is a major contribution to the Company's long-range planning.

Gary L. Cowger
Mr. Cowger is the chairman and CEO of GLC Ventures, LLC, a management consultancy on business, manufacturing and technology strategy and global organizational structures and implementation. He serves on the board of directors of Delphi Automotive, Tecumseh Products, Detroit Symphony, College for Creative Studies and Kettering University (formally General Motors Institute) where he was a past Chairman. Mr. Cowger has served as a board member of Saturn Corporation; OnStar; Saab; Adam Opel, AG; GM of Canada; NUMMI; and GMAC. He has also served on the board of the United Negro College Fund, MIT North America Executive Board, the governing board for the Leaders for Manufacturing at MIT, Focus Hope and was the Co-Chair of the Martin Luther King Memorial Foundation Executive Leadership Cabinet with the Honorable Andrew Young. Mr. Cowger enjoyed a long-term career with General Motors from 1965 until his retirement in December 2009. He held senior positions at General Motors including President and Managing Director of GM de Mexico (1994-1997), Chairman of Adam Opel, AG (1998), Group Vice President of Manufacturing and Labor Relations (1999-2001), and President of GM North America (2001-2005). Mr. Cowger, who is 66 years old, became a director of the Company in January 2014. Mr. Cowger's global manufacturing background provides an informed perspective to the Company's global operations.

PROPOSAL #2 - Ratification of Independent Registered Public
Accounting Firm of Grant Thornton LLP

The Board of Directors recommends that stockholders vote FOR the selection of the independent registered public accounting firm, Grant Thornton LLP, to audit the consolidated financial statements of the Company and its subsidiaries for 2014.

Grant Thornton LLP has served the Company as the independent registered public accounting firm during the year ended December 31, 2013, and has been selected by the Audit Committee to serve as the independent registered public accounting firm for the present year of 2014. If stockholders fail to ratify the selection of Grant Thornton LLP, the Audit Committee will consider this fact when selecting an independent registered public accounting firm for the 2015 audit year. Grant Thornton LLP has served the Company since 2012.

A representative from Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions of stockholders in attendance.

PROPOSAL #3 - To Approve a Non-Binding Advisory Resolution on Executive
Compensation

The Board of Directors recommends that stockholders vote FOR the approval of a non-binding advisory resolution on executive compensation.

As required by Section 14A of the Securities Exchange Act of 1934, the Company is asking stockholders to vote on a non-binding advisory basis, on a resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (SEC), included in the “Compensation Discussion and Analysis” section and the compensation tables and narrative discussion contained in the “Compensation of Executive Officers” section of this Proxy Statement.

As described in the Compensation Discussion and Analysis section, the objectives of the Company's compensation program are to attract and retain individuals with the necessary skills that are vital to the long-term success of Titan. The compensation program is designed to be fair and just to both the Company and the individual. The overall goal of the Company's compensation policy is to maximize stockholder value by attracting, retaining and motivating the executive officers that are critical to the long-term success of the Company. Stockholders are encouraged to review the “Compensation Discussion and Analysis” and “Compensation of Executive Officers” sections of this Proxy Statement for additional information regarding the Company's executive compensation.

The Board of Directors is requesting the support of the Titan's stockholders for the executive compensation as disclosed in the “Compensation Discussion and Analysis” and “Compensation of Executive Officers” sections of this Proxy Statement. This proposal gives the Company's stockholders the opportunity to express their views on the executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the overall compensation objectives and philosophy described in this Proxy Statement.

Accordingly, the Board of Directors asks stockholders to vote FOR the following resolution at the Annual Meeting:
“The stockholders of Titan International, Inc. hereby approve the compensation of the Company's Named Executive Officers as described in the Company's definitive Proxy Statement for the Company's 2014 Annual Meeting of Stockholders, including the sections entitled “Compensation Discussion and Analysis” and “Compensation of Executive Officers.”

The vote on the compensation of executive officers is advisory and not binding on the Company, the Board of Directors, or the Compensation Committee. However, the Board of Directors and Compensation Committee will consider the outcome of this vote when making future compensation decisions for the named executive officers.

The Board of Directors has determined that the Company will hold an advisory vote on executive compensation annually.

PROPOSAL #4 - To Approve Amendments to the Company's Bylaws

The Board of Directors recommends that stockholders vote FOR the amendments to the Company's bylaws.

The Company is proposing amendments to the Titan International, Inc, bylaws for nonsubstantive changes primarily in processes and procedures to insure compliance with the Illinois Business Corporation Act.

Changes include eliminating gender related pronouns, updating or modernizing the Bylaws to conform to current corporate practices, and clarifying various provisions. Further changes, were made to bring about uniformity in form, wording and style. No substantive changes have been added or made. Appendix A - Proposed Amendments to Bylaws includes a marked copy of the sections with proposed amendments, and an unmarked copy which includes the entire Bylaws including the proposed amendments.

OTHER BUSINESS

The Board of Directors does not intend to present at the Annual Meeting any business other than the items stated in the “Notice of Annual Meeting of Stockholders” and does not know of any matters to be brought before the Annual Meeting other than those referred to above. If, however, any other matters properly come before the Annual Meeting requiring a stockholder vote, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

AUDIT AND OTHER FEES

The Audit Committee of the Board of Directors engaged the independent registered public accounting firm Grant Thornton LLP as independent accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2013. Fees paid to the independent registered public accounting firm Grant Thornton LLP included the following:

Audit Fees For the years ended December 31, 2013 and 2012, Grant Thornton LLP billed the Company $1,967,500 and $1,081,125, respectively, for professional services rendered for the audit of the Company's annual consolidated financial statements included in the Company's Form 10-K, including fees related to the audit of internal controls in connection with the Sarbanes-Oxley Act of 2002, reviews of the quarterly financial statements included in the Company's Form 10-Q reports and statutory audits of foreign subsidiaries.

	2013	2012
Financial statements and internal controls	$1,967,500	$1,081,125

Audit Related Fees For the years ended December 31, 2013 and 2012, Grant Thornton LLP billed the Company $278,130 and $949,931.

	2013	2012
Acquisitions and consultations	$164,230	$840,081
Employee benefit plan compliance	113,900	109,850
	$278,130	$949,931
In addition to the fees detailed above, out-of-pocket and administrative fees paid to Grant Thornton LLP totaled $331,295 and $163,623 for the years ended December 31, 2013 and 2012, respectively.

Audit Committee Pre-Approval The services provided by the independent registered public accounting firm Grant Thornton LLP have been pre-approved by the Audit Committee as required by and described in the Company's Audit Charter.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors (the Committee) was composed of four independent non-employee directors during most of 2013. The Board of Directors (Board) has determined that the members of the Committee satisfy the requirements of the New York Stock Exchange (NYSE) with respect to independence, experience and financial literacy. Mr. Quain met the requirements of the NYSE as the “financial expert” of the Committee. The Committee operates under a written charter adopted May 18, 2000, and amended January 20, 2004. This charter is available on the Company's website: www.titan-intl.com. Mr. Soave resigned from the audit committee in November of 2013. Mr. Quain, a member of the audit committee, retired from the Titan Board effective December 31, 2013.

The Committee has met quarterly with management, internal audit and the independent registered public accounting firm, individually and together, to review and approve the financial press releases, Form 10-Q and Form 10-K reports prior to their filing and release of earnings for 2013. The Committee has met in executive sessions and makes reports to the Board. The Committee has been active in the Sarbanes-Oxley 404 process and met as often as necessary to ensure that the process is on-going and the Company meets the year end December 31, 2013, requirements. Mr. Febbo has attended Sarbanes-Oxley 404 training and is a participant in the Company's risk assessment meetings. The Audit Committee met a total of five times in 2013.

The Committee has completed an annual evaluation and in their opinion has met the requirements of their charter, the New York Stock Exchange and the Securities and Exchange Commission. The Committee has reviewed the Audit Committee Charter and has found it complies with the requirements of the New York Stock Exchange. The Audit Committee recommended that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013.

The Committee has selected Grant Thornton LLP (GT) to serve as the independent registered public accounting firm for the Company for 2014 with stockholders' approval. The Committee has discussed the issue of independence with GT and is satisfied that they have met the independence requirement including receipt of the written disclosures and the letter from GT as required by PCAOB Rule 3526 (Public Company Accounting Oversight Board Rule 3526, Communications with Audit Committees Concerning Independence). The Committee has discussed with GT the matters required by SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

The Committee meets independently with GT to discuss the accounting principles applied by management and to discuss the quality of the Company's internal audit function. GT reported to the Committee that there were no unresolved matters with management to report. The Committee has established procedures for the receipt, retention and treatment of complaints relating to the Company. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in those fields, but make every effort to test the veracity of facts and accounting principles applied by management.

Members of the Audit Committee:

Albert J. Febbo, Chairman
Erwin H. Billig
Mitchell I. Quain (Retired December 31, 2013)

DIRECTORS CONTINUING IN OFFICE

Directors continuing in office as Class III Directors whose terms expire at the Annual Meeting of Stockholders in 2015, are as follows:

Erwin H. Billig
Mr. Billig is director and chairman of MSX International. From 1992 to 1999 he served as vice chairman of Masco Tech, Inc., and from 1986 to 1992 Mr. Billig was president and Chief Operating Officer of Masco Tech, Inc. Mr. Billig, who is 87 years old, is Vice Chairman of the Board of Titan and became a director of the Company in 1992. Mr. Billig serves on the following committees: Audit, Compensation and Nominating/Corporate Governance. Mr. Billig's work experiences provide in-depth knowledge and experience in sales, marketing, international operations and regulatory affairs that enhances the Board of Director's overall qualifications. Mr. Billig's vast leadership skills and understanding of Titan's core business and its relationship with international businesses contributes to the overall success and direction of the Company.

Anthony L. Soave
Mr. Soave is Chairman, Chief Executive Officer and founder of Soave Enterprises LLC, a privately held, Detroit-headquartered company comprised of numerous holdings in the real estate development, environmental, metals recycling, and automotive retailing industries, among others. From 1974 to 1998, he served as President and Chief Executive Officer of Detroit-based City Management Corporation, which he founded. Mr. Soave, who is 74 years old, became a director of the Company in 1994. Mr. Soave serves on the following committees: Compensation and Nominating/Corporate Governance. Mr. Soave possesses particular knowledge and experience in sales, distribution and leadership in diversified businesses that enhances the Board of Director's overall qualifications. Mr. Soave's experiences in building businesses from the ground up contribute to the dynamic of Titan's entrepreneurial spirit. Mr. Soave's operational and distribution background further assist with the Company's direction.

Directors continuing in office as Class I Directors whose terms expire at the Annual Meeting of Stockholders in 2016, are as follows:

Maurice M. Taylor Jr.
Mr. Taylor is chairman of the Company's Board of Directors and Chief Executive Officer. Mr. Taylor has served as a director of Titan International, Inc. since 1990, when Titan was acquired in a management-led buyout by investors, including Mr. Taylor, who is 69 years old. Mr. Taylor has been in the manufacturing business for more than 30 years and has an engineering degree from Michigan Tech. Mr. Taylor's work experiences provide in-depth knowledge and experience in sales, manufacturing, engineering and innovation that enhances the Board of Director's overall qualifications. Mr. Taylor's extensive background with the Company has given him a breadth of insight into Titan's markets and the requirements of end users. In 1996, Mr. Taylor ran as a Republican candidate for President of the United States, campaigning to bring sound fiscal management and business know-how to Washington. With Mr. Taylor's knowledge and a management style that constantly re-evaluates short-term goals, Titan is able to adapt quickly to changing conditions.

Peter B. McNitt
Mr. McNitt is the Vice Chair of BMO Harris Bank. As part of BMO Harris Bank’s executive leadership team, he has a wide range of responsibilities focusing the organization on delivering the full breadth of wealth, commercial and investment banking capabilities to the bank's customers. He has direct responsibility for strategic initiatives that both strengthen BMO Harris' capabilities around customer focus and development and expand the bank's market visibility and presence. He is on the Board of Directors of Youth Guidance and the Chicagoland Chamber of Commerce, Chairman of the Board of Managers for the YMCA of Metropolitan Chicago, and the Board of Trustees, WTTW. Mr. McNitt, who is 59 years old, became a director of the Company in July 2013. Mr. McNitt has a good working knowledge of the Company's business and history through being involved with banking activity with Titan in the past. Mr. McNitt adds a great deal of financial expertise to Titan's Board.

COMPENSATION OF DIRECTORS

The Company can use the combination of cash and stock based incentive compensation to attract and retain qualified directors to serve on the Board. In setting director compensation, the Company considers the amount of time and skill level required by the directors in fulfilling their duties to the Company.

Each Company director, with the exception of Mr. Taylor, receives an annual director fee of $100,000 dollars. In lieu of this annual director fee, under the Titan International, Inc. 2005 Equity Incentive Plan, each non-employee director of the Company may receive a non-discretionary grant of stock options for 20,000 shares of the Company's common stock at the conclusion of each annual meeting of stockholders at which such director is elected, re-elected or continues in office. Such options will vest and become exercisable immediately and expire 10 years from the date of the grant.

The Audit Committee Chairman receives an additional $22,500 annual cash payment while each Chairman of the Compensation Committee and the Nominating/Corporate Governance Committee receives an additional $15,000 annual cash payment for these positions. The Financial Expert receives an additional $7,500 annual cash payment for this role. The Company pays each director, with the exception of Mr. Taylor, a fee of $500 dollars for each Board of Director (Board) or committee meeting attended. Titan also reimburses out-of-pocket expenses related to the directors' attendance at such meetings.

Annual Director Fee	Audit Committee Chairman Fee	Other Committee Chairman Fee	Financial Expert Fee	Meeting Fee
$100,000	$22,500	$15,000	$7,500	$500

The Company pays Mr. Billig, the Vice Chairman of the Board, an annual fee of $100,000 to carry out his responsibilities, which include operational matters, as well as corporate development initiatives. The Company does not have any other consulting contracts or arrangements with any of its directors. The Company's directors are not subject to minimum Titan common stock ownership requirements. However, at December 31, 2013, the directors owned approximately 3.9% of the Company's common stock.

DIRECTOR COMPENSATION TABLE FOR 2013

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards (a)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Erwin H. Billig (b)	$207,500	─	─	─	─	─	$207,500
Richard M. Cashin Jr.	19,500	─	290,160	─	─	─	309,660
Albert J. Febbo	129,000	─	─	─	─	─	129,000
Peter B. McNitt	2,500	─	─	─	─	─	2,500
Mitchell I. Quain (c)	29,500	─	290,160	─	─	─	319,660
Anthony L. Soave	7,500	─	290,160	─	─	─	297,660
Maurice M. Taylor Jr. (d)	─	─	─	─	─	─	—

(a)
The amounts included in the “Option Awards” columns represent the grant date fair value of stock option awards determined in accordance with Accounting Standards Codification (ASC) 718 Compensation - Stock Compensation.

(b)
The Company pays Mr. Billig, the Vice Chairman of the Board, an annual fee of $100,000 to carry out his responsibilities, which include operational matters, as well as corporate development initiatives.

(c)	Mitchell I. Quain retired from the Titan Board effective December 31, 2013.

(d)
See Summary Compensation Table for disclosure related to Maurice M. Taylor Jr. who is also the Chief Executive Officer of the Company. Mr. Taylor receives no director or meeting fees for his service on the Board.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The following table summarizes the current membership of each committee and the number of meetings held by each committee during 2013:

Name of Director	Board of Directors	Audit Committee	Compensation Committee	Nominating/Corporate Governance Committee
Erwin H. Billig	X	X	X	X
Richard M. Cashin Jr.	X	─	Chair	X
Albert J. Febbo	X	Chair	X	X
Peter B. McNitt	X	─	─	─
Mitchell I. Quain	X	X	X	Chair
Anthony L. Soave	X	─	X	X
Maurice M. Taylor Jr.	Chair	─	─	─

2013 Meetings	8	5	1	1

X - denotes committee member    Chair - denotes committee Chairman         ─ denotes not a member
Mr. Quain retired from the Titan Board of Directors effective December 31, 2013.

Board of Directors
The Board of Directors, which met eight times in 2013, has established the following committees of the Board:
Audit Committee consisting of Messrs. Billig, Febbo, and Quain;
Compensation Committee consisting of Messrs. Billig, Cashin, Febbo, Quain and Soave;
Nominating/Corporate Governance Committee consisting of Messrs. Billig, Cashin, Febbo, Quain and Soave.

The Board of Directors approves nominees for election as directors. All directors attended 75% or more of the aggregate number of meetings of the Board and applicable committees. The Board and Committee meetings are presided over by their Chairman. If the Chairman is unavailable, the directors present appoint a temporary presiding chairman to preside at the meeting.

Audit Committee
The Audit Committee, which met five times in 2013, retains the independent registered public accounting firm to perform audit and non-audit services, reviews the scope and results of such services, consults with the internal audit staff, reviews with management and the independent registered public accounting firm any recommendations of the auditors regarding changes and improvements in the Company's accounting procedures and controls and management's response thereto, and reports to the Board. The Audit Committee meets with the independent registered public accounting firm with and without management present. Mr. Quain met the qualifications of a “financial expert” as defined by the Securities and Exchange Commission and has accounting or related management expertise as required by the New York Stock Exchange listing standards. Mr. Quain retired from the Board effective December 31, 2013. The Board of Directors appointed Mr. Cowger and Mr. McNitt to the Audit Committee in the first quarter of 2014.

Compensation Committee
The Compensation Committee, which met one time in 2013, provides oversight of all executive compensation and benefit programs. The committee reviews and approves corporate goals and makes recommendations accordingly to the Board regarding the salaries and all other forms of compensation of the Company's executive officers.

Governance Committee
The Nominating/Corporate Governance Committee met one time in 2013, and provides guidance and assistance to the Board of Directors in discharging the duties and responsibilities related to corporate governance principles and practices of the Board and the Company. The committee is responsible for identifying, screening and nominating candidates to serve as directors of the Company.

BOARD LEARDERSHIP STRUCTURE

The Company's Board of Directors is currently comprised of six non-employee directors and one employee director. Mr. Taylor is the one employee Director, and has served as Chairman of the Board and Chief Executive Officer since 2005, and has been a member of the Board since 1993, when Titan became a public company. In 2005, the Board designated Mr. Billig as Vice Chairman. The Company believes that the number of independent, experienced directors that make up the Board, along with the independent oversight of our Vice Chairman, benefits Titan and its stockholders.

The Company recognizes that different board leadership structures may be appropriate for companies in other situations, and believes that no one structure is suitable for all companies. Titan believes the current Board leadership structure is optimal because it demonstrates to Company customers, employees, suppliers and stockholders that Titan has unified leadership, with the same individual establishing the tone and overall responsibility for managing the Company's operations. Having a single leader as both the CEO and the Chairman of the Board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for the Company. The Company's Board of Directors believes Titan is currently well-served by this leadership structure.

Because the positions of Chairman of the Board and Chief Executive Officer are held by the same individual, the Board believes it is appropriate for a non-employee Director to serve as Vice Chairman. The Company's Vice Chairman, Mr. Billig: (i) assists with operational matters; (ii) assists with corporate development initiatives; (iii) coordinates with the Chairman of the Board and Chief Executive Officer in establishing agendas and topic items for Board meetings; and (iv) performs such other functions as the Company's Board of Directors may designate from time to time.

The Company's Board of Directors conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be advantageous for Titan and its stockholders.

Risk Oversight
The Company's Board is responsible for overseeing Titan's risk management process. The Board focuses on Titan's general risk management strategy and the most significant risks facing Titan, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

The Board has delegated to the Audit Committee Chairman oversight of Titan's risk management process. The Audit Committee Chairman reviews with management (i) policies with respect to risk assessment and management of risks that may be material to the Company, (ii) Titan's system of disclosure controls and system of internal controls over financial reporting, and (iii) Titan's compliance with legal and regulatory requirements. The Company's other Board committees also consider and address risk as they perform their respective committee responsibilities. Committees report to the full Board as appropriate, including when a matter rises to the level of a material risk.

Titan's management is responsible for day-to-day risk management. The Company's Internal Audit team serves as the primary monitoring and testing function for company-wide policies and procedures, and manages the day-to-day oversight of the risk management strategy for ongoing business. This oversight includes identifying, evaluating and addressing potential risks that may exist at the company, strategic, financial, operational, and compliance and reporting levels.

The Company's Board of Directors believes the risk management responsibilities detailed above are an effective approach for addressing the risks facing the Company at this time.

Risk Relating to Employee Compensation Policies and Practices
The Company's Board of Directors believes that any risk relating to compensation policies and practices for Titan employees is not reasonably likely to have a material adverse effect on the Company at this time.
In examining risk relating to employee compensation policies and practices, the Company considered the following factors:

•	The Company is an industrial manufacturer; in the Company's opinion this business does not lend itself to or incentivize significant risk taking by Company employees.

•
The compensation practices for the Company's non-bargaining employees and management have been established over several decades; in the Company's opinion these practices have not promoted significant risk taking.

•	The Company does not have a history of material changes in compensation that would have a material adverse effect on the Company related to risk management practices and risk-taking incentives.

BOARD DIVERSITY PROCESS

The Company is required to disclose whether the Board considers diversity in identifying nominees for director. The Nominating/Corporate Governance Committee and other members of the Board identify candidates for consideration by the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee evaluates candidates based on the qualifications for director described in its charter. These qualifications include, among other things, integrity, business experience, stature in their field of endeavor, diversity of perspective, ability to reach thoughtful, independent and logical judgments on difficult and complex issues, and whether the candidate meets the independence standards of the Securities and Exchange Commission and the New York Stock Exchange. The Nominating/Corporate Governance Committee then presents qualified candidates to the full Board of Directors for consideration and selection. The Company does not have a formal written diversity policy; however, the Company's Corporate Governance policies take diversity into account when directors are selected, which the Board has determined is an effective procedure for Titan at this time.

Involvement in Legal Proceedings
The Company is not aware of any director or executive officer of the Company that was involved in material legal proceedings requiring disclosure under Item 401(f) of Regulation S-K that are material to an evaluation of the ability or integrity of any director or executive officer.

COMPENSATION DISCUSSION AND ANALYSIS

Overview
This Compensation Discussion and Analysis describes the compensation policies and determinations that apply to the Company's named executive officers. The Compensation Committee (the Committee) is empowered to review and approve the annual compensation package for the Company's named executive officers. The named executive officers are as follows:

Position	Name
Chairman and Chief Executive Officer	Maurice M. Taylor Jr.
Chief Financial Officer (a)	Paul G. Reitz
Secretary & General Counsel	Michael G. Troyanovich
Executive Vice President	William E. Campbell
(a) Mr. Reitz was promoted to President on February 3, 2014

Objective
The objectives of the Company's compensation program are to attract and retain individuals with the necessary skills that are vital to the long-term success of Titan. To achieve these objectives the compensation program is designed to be fair and just to both the Company and the individual. Consideration is given to the individual's overall responsibilities, qualifications, experience and job performance.

Philosophy
The overall goal of the Company's compensation policy is to maximize stockholder value by attracting, retaining and motivating the executive officers that are critical to its long-term success. The Compensation Committee believes that executive compensation should be designed to promote the long-term economic goals of the Company. Accordingly, an important component of the Committee's compensation philosophy is to align the financial interests of the Company's executive officers with those of the Company's stockholders. To that end, the Committee has determined that the compensation package for executive officers shall consist of the following components:

•	Base salaries to reflect responsibility, experience, tenure and performance of executive officers;

•	Bonus awards, when applicable, to reward performance for strategic business objectives;

•	Long-term incentive compensation, when applicable, to emphasize business objectives; and

•	Other benefits as deemed appropriate to be competitive in the marketplace.

The Committee's intent has been that executive base salaries, bonus awards and long-term incentive opportunities are aligned with manufacturing industrial companies that have similarities with the Company for comparable positions, based on available public data.

In addition to reviewing the compensation of executive officers against the competitive market, the Committee also considers recommendations from the Company's Chief Executive Officer regarding the total compensation for the other named executive officers. The Committee also considered the historical compensation of each named executive officer, from both a base salary and total compensation package perspective, in setting the 2013 compensation for the executives.

Compensation Committee Charter
The Committee has a charter to assist in carrying out its responsibilities. The Committee reviews the charter and the guidelines contained therein on an annual basis and makes any modifications as it deems necessary. The Compensation Committee Charter is available on our website at www.titan-intl.com.

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Executive Short-Term Incentive Plan
Titan adopted the Titan International, Inc. Executive Short-Term Incentive Plan (Plan) effective January 1, 2013.  The purpose of the Plan is to provide certain executive officers with annual cash incentive opportunities, based on the achievement of performance goals. While the Plan has a term of five years, the Compensation Committee may amend, suspend or terminate the Plan at any time.  The Plan was approved by Titan shareholders at the 2013 Annual Meeting.

The Plan is intended to comply with section 162(m) of the Internal Revenue Code of 1986, as amended (the Code). Pursuant to section 162(m), the Company may not deduct more than $1 million per year for compensation paid to the Company's principal executive officer and the other four highest compensated officers (other than the Company's principal executive officer).  An exclusion from the $1 million limitation is available for compensation that satisfies the requirements provided in section 162(m) for qualified performance-based compensation.  The goal of the Compensation Committee is to structure compensation to take advantage of this exemption under section 162(m) to the extent practicable. However, the Compensation Committee may elect to provide compensation outside those requirements when necessary to achieve its compensation objectives.

Executive Compensation Decision-Making
Company management provides the Committee with historical compensation information relating to the executive officers to assist the Committee in formulating officer compensation. The information provided to the Committee includes items such as base salary, bonus, and equity based awards. The Committee takes into account the historical trend of each element of compensation and the total compensation for each year in connection with its decision about proposed compensation amounts. The Committee sets all compensation with regard to the Chief Executive Officer (CEO) of the Company. For the other named executive officers of Titan, the Committee receives recommendations from the CEO which it considers when setting compensation for these individuals.

The Committee has the authority to engage compensation consultants if it feels that such services are desirable. However, the Committee has historically believed that these services are not necessary. The Committee does utilize Equilar, a market leader for benchmarking executive compensation that compared each named executive officer to a selected peer group for base salary and total compensation. Equilar is used by companies to obtain competitive compensation information from public proxy data as a resource for referencing executive compensation to aid the Compensation Committee with its compensation program.

The Committee recognizes other companies may use different types of calculations and matrices to numerically decide what a compensation package should contain. However, the Committee believes any package that uses only such formulas and matrices may not be a complete representation of Titan's performance. The Committee's members use their extensive business experience and judgment including reviewing competitive compensation information obtained from public information to evaluate and determine the Company's executive compensation packages. The Committee's philosophy of evaluating the overall Company performance, not just using numeric measurement criteria, allows the Committee greater flexibility in carrying out its duties.

In setting compensation packages, the Committee considers the provisions of the Titan International, Inc. Executive Short-Term Incentive Plan (Plan). The performance goals and objectives for the Plan are designed using the Committee's business experience and judgment to best align executive compensation with the Company's actual performance. The Committee also considers the limitation imposed by section 162(m) of the Internal Revenue Code.

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Equilar Benchmarking
Equilar is a market leader for benchmarking executive compensation that compares each named executive officer to a selected peer group for base salary and total compensation. As Titan is a manufacturer in the off-highway industry, Equilar obtained public compensation information relating to twenty public companies in the manufacturing and industrial businesses which include the following:

American Axle & Manufacturing	EnPro Industries, Inc.	Kaiser Aluminum Corp	Nordson Corp
A O Smith	Federal Signal Corp	LKQ Corp	Stoneridge Inc
Applied Industrial Technologies Inc	Graco Inc	Materion Corp	Valmont Industries Inc
Briggs & Stratton Corp	ITT Corp	MSC Industrial Direct Co Inc	Wabash National Corp
Crane	Joy Global Inc	Myers Industries Inc	Woodward, Inc
Equilar was used by the Company to obtain competitive compensation information from public proxy data as a resource for the Compensation Committee as a reference tool for comparison purposes only regarding Titan's executive officers' compensation.

Compensation Committee Background
The Company's Compensation Committee is made up of Mr. Richard Cashin, Mr. Erwin Billig, Mr. Albert Febbo, Mr. Mitchell Quain and Mr. Anthony Soave. Mr. Cashin is the Chairman and manages multi-billion dollar investments and commitments in direct private equity transactions for JP Morgan, where he is a member of the Executive Committee. Mr. Billig was formerly the president and Chief Operating Officer of Masco Tech, Inc. Mr. Febbo was formerly the Vice President of Sales and Marketing for General Electric. Mr. Quain has a long history in the financial markets. (Mr. Quain retired from the Board of Directors effective December 31, 2013.) Mr. Soave runs multi-million dollar businesses. The Committee members are continually communicating with others in their own marketplaces to compare salaries and compensation packages. They review our competitors to see what is being paid to other executives in like fields. They will normally ask the CEO for his feedback.

The Compensation Committee takes into account whether or not stock based compensation is given as part of the executives' performance. The Committee awarded restricted stock in 2013 and 2012 and stock options in 2011. The Committee consults with other members of the Board of Directors regarding what is going on in their markets relating to compensation. Boards may hire consultants due to the fact they may not have the knowledge or experience of compensation practices of comparable companies. The Company's Board has five members that have extensive manufacturing experience and two members that have extensive global financial market experience. The Compensation Committee looks at competitors, checks what the markets are doing, and the members discuss among themselves both individual performance as well as the Company performance when making salary adjustments and bonus awards. The Compensation Committee also considers the results of the non-binding advisory resolution from the previous year's annual meeting.

Salary Level Considerations
Salary levels of the Company executives are reviewed and may be adjusted annually by the Compensation Committee. In determining appropriate salaries, the Committee considers: (i) the CEO's recommendations as to compensation for all other executives; (ii) the scope of responsibility, experience, time, position and individual performance of each executive officer, including the CEO; and (iii) compensation levels of other executives based on the Committee members' own business experience and judgment as well as annual salary surveys, etc. The Compensation Committee members sit on other boards of directors and receive information such as annual salary surveys from different markets as well as the manufacturing industry. The Committee considers the Company's competitors' compensation, which comes from their public filings. The Committee's analysis is a subjective process, which utilizes no specific weights or formulas in determining executives' base salaries but includes a discussion with management of all of the factors as required by Item 402(b) of Regulation S-K as well as all the other information discussed above.
Salary adjustments for executives can be based on the CEO's recommendation to the Committee that their job performance may warrant a salary increase for each. The CEO will discuss the executives' job performance with the Committee and answer any questions that they may have regarding the recommendation. The Committee will consider the recommendation of the CEO as well as the members' personal interactions with each of the executives.

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Salary Level Considerations (continued)
The Compensation Committee is looking at performance, annual surveys, the industry, competitors, etc. The Compensation Committee has four of the same members as the Audit Committee and Nominating/Corporate Governance Committee, which fosters good communication between the committees and the executives. The Committee receives information from each of the executives, which allows them to judge their individual performance as well as the Company's performance through their interaction with the executives.

Base Salary
Base salary is determined by evaluating the responsibilities of the executive position held, the individual's past experience, current performance and competitive marketplace conditions for executive talent. None of these items are weighted more than another. Salary levels are typically considered on an annual basis and there are no set merit increases in any given year. Based on a discussion of the above items, the executive salaries were approved by the Committee (except for Mr. Troyanovich in 2012 and 2013) for the years of 2012, 2013 and 2014 are detailed below. Mr. Troyanovich was not an executive officer when the Committee approved the 2012 and 2013 base salaries.

	Year	M. Taylor	P. Reitz	M. Troyanovich (a)	W. Campbell
Base Salary	2012	$1,000,000	$300,000	$175,000	$350,000
Base Salary	2013	1,000,000	350,000	230,000	350,000
Base Salary	2014	1,000,000	500,000	300,000	350,000
(a) Mr. Troyanovich was not an executive officer until December of 2012.

Benchmarking Executive Base Salary
Based on public compensation information obtained by Equilar, and for comparison purposes only, regarding 2013 base salary, Mr. Taylor's base salary is approximately at the 90th percentile, Mr. Reitz's salary is approximately at the 20th percentile, Mr. Troyanovich's base salary is approximately at the 10th percentile, and Mr. Campbell's base salary is approximately at the 45th percentile. The 50th percentile represents the median of salaries in the range. Higher percentiles (ie, 75th) represent higher salaries, while lower percentiles (ie, 25th) represent lower salaries.

Bonus
In addition to a base salary, each executive is eligible for a bonus. The Committee has no set bonus amount and does not use a pre-established plan or formula for determining the amount. The Committee will determine the CEO's bonus, if any, taking into account the CEO's total compensation package along with the Company's performance related to financial and non-financial information. The CEO provides his recommendations regarding the other named executive officers' annual cash bonuses to the Committee, which then reviews and makes any changes it may deem appropriate. The executive discretionary cash bonuses approved by the Committee for 2013 are listed under the “Summary Compensation Table” and detailed below.

Bonus	M. Taylor	P. Reitz	M. Troyanovich	W. Campbell
	$2,000,000	$300,000	$150,000	$300,000

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Bonus (continued)
Mr. Taylor was awarded a bonus in the fourth quarter of 2013 of $2,000,000. Of this amount, $1,000,000 was paid in the fourth quarter of 2013. The remaining $1,000,000 is to be paid at Mr. Taylor's advisement. Mr. Taylor's bonus was based on the financial results in 2013 and the successful acquisition of Voltyre Prom.

Mr. Reitz, Mr. Troyanovich and Mr. Campbell's bonus paid in the fourth quarter of 2013 was based on the Compensation Committee's decision with input from Mr. Taylor. The Compensation Committee considered the roles these executives played in the 2013 financial results and the Voltyre Prom acquisition. After considering the objectives above, the Compensation Committee awarded bonuses of $300,000 to Mr. Reitz; $150,000 to Mr. Troyanovich; and $300,000 to Mr. Campbell.

Stock Options
The Committee during 2013 granted no stock options to the named executive officers.

Stock Options	M. Taylor	P. Reitz	M. Troyanovich	W. Campbell
Granted in 2013	None	None	None	None

Stock Awards
The Committee during 2013 granted restricted stock awards to the named executive officers. The restricted stock vest over a four year period.

Stock Awards	M. Taylor	P. Reitz	M. Troyanovich	W. Campbell
Granted in 2013	None	30,000	7,500	20,000

Nonqualified Deferred Compensation
The Company does not have a nonqualified deferred compensation plan. The Committee currently does not anticipate establishing such a plan.

Benchmarking Executive Total Compensation
Based on public compensation information obtained by Equilar, and for comparison purposes only, regarding total 2013 compensation, Mr. Taylor's total compensation is approximately at the 25th percentile, Mr. Reitz's total compensation is approximately at the 40th percentile, Mr. Troyanovich's total compensation is approximately at the 10th percentile, and Mr. Campbell's total compensation is approximately at the 45th percentile. The 50th percentile represents the median of total compensation in the range. Higher percentiles (ie, 75th) represent higher total compensation, while lower percentiles (ie, 25th) represent lower total compensation.

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Employment Agreements
At December 31, 2013, the Company had outstanding employment agreements with certain of the executive officers and former executive officers of the Company selected by the Board of Directors. Mr. Taylor and Mr. Reitz are each a party to such an agreement. These agreements provide that the individuals will not receive any separation benefits if they voluntarily leave the Company. In the event the Company proceeds with commencement of steps to affect a Change of Control (defined generally as an acquisition of 20% or more of the outstanding voting shares), these agreements allow for the executive to elect the Change of Control provision.

In the event of a termination of the individual's employment within 60 days after the Change of Control, the executive is entitled to receive for the remaining term of the agreement, which expires in April 2015 for Mr. Taylor and January 2015 for Mr. Reitz, the executive's compensation. Mr. Taylor would also be entitled to the employment agreement obligations regarding retirement, continuation of health and other benefits.

The Company's employment agreement for Mr. Taylor states that in the event the executive retires, the executive is entitled to receive medical, dental, life, and any other benefits that are supplied by the Company. This is an employment obligation that survives the agreement.

CEO Employment Agreement

CEO Employment Agreement Obligations Under the CEO's employment agreement, the Company will provide an employment agreement obligation to Mr. Taylor upon retirement per the employment agreement. The amount of the employment agreement obligation, if any, to be paid out will be determined at such time the CEO elects his contractual rights regarding retirement under his employment agreement. If or when the employment agreement obligation were to become applicable, the calculated value at December 31, 2013, would be approximately $10.9 million. The employment agreement obligation calculated value was actuarially determined using (i) a discount rate of 4.25%; and (iii) based upon a monthly benefit negotiated between the Committee and the executive of approximately $66,667 for Mr. Taylor.

CFO Employment Agreement
Mr. Reitz joined the Company in July 2010 as CFO. In 2011, Mr. Reitz entered into a three year employment agreement with the Company which was effective January 2011. This agreement automatically renews for one year periods and currently expires January 2015. This agreement provides that Mr. Reitz will not receive any separation benefits if he voluntarily leaves the Company. In the event the Company proceeds with commencement of steps to affect a Change of Control (defined generally as an acquisition of 20% or more of the outstanding voting shares), this agreement allows for the executive to receive the remaining amount of money due him on this agreement, which would be comprised of salary and vacation due.

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Potential Payments on Change of Control
The following amounts reflect the amount of compensation to certain of the named executive officers of the Company in the event of a change of control as of December 31, 2013. The Company's executive officers would receive cash compensation and employment agreement obligations per the respective agreements for the (i) Chairman and Chief Executive Officer (Mr. Taylor); and (ii) Chief Financial Officer (Mr. Reitz).

Change of Control Definition
For the purpose of the executives' employment agreements, a “change of control of the company” means:

(i)
any Person or two or more Persons acting in concert shall have acquired after the date of the applicable agreement beneficial ownership (within the meaning of Rule13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly of securities of the Company (or other securities convertible into such securities) representing 20% or more of the combined voting power of securities of the company entitled to vote in the election of directors; or

(ii)
any Person or two or more Persons acting in concert shall have acquired after the date of the applicable agreement by contract or otherwise, or shall have entered into a contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of control over securities of the company (or other securities convertible into such securities) representing 20% or more of the combined voting power of all securities of the company entitled to vote in the election of directors; or

(iii)
consummation of any merger or consolidation with respect to which the Company or any Parent is a constituent corporation (other than a transaction for the purpose of changing the Company's corporate domicile) any liquidation or dissolution of the Company or any sale of substantially all of the assets of Company to another corporation.

If the executive terminates his agreement because of a change of control of the Company, Titan and/or its successor shall pay the executive 100% of his or her Base Salary or Adjusted Base Salary for the remaining employment term. Mr. Taylor's agreement also specifies that the Company shall provide fully vested supplemental retirement benefits to the executive.

In addition to the change of control definition above, Mr. Taylor's agreement specifies that the executive shall have sufficient reason to terminate the agreement if there is a failure by the Company to comply with any material provision of the agreement and such failure has continued for a period of ten days after notice of such failure has been given by the executive to the Company; or there is a purported termination of the executive's employment which is not effected pursuant to the provisions of the agreement relating to termination of the executive's employment by the Company.

The potential payments in the event of a change in control as of December 31, 2013, are as follows:

Description	Mr. Taylor	Mr. Reitz
Cash compensation (see additional table)	$1,448,719	$519,230
Supplemental retirement benefits	10,878,828	n/a
Group medical/dental	22,800	n/a
Total	$12,350,347	$519,230

n/a = not applicable

COMPENSATION DISCUSSION AND ANALYSIS (continued)

The cash compensation values were based on the executive's salary as if the change of control happened on December 31, 2013. The table below details the Company's executive's cash compensation payments that would be due in the event of a change of control:

Cash compensation due in the event of change of control	Mr. Taylor	Mr. Reitz
Salary 2014 *	$1,000,000	$500,000
Salary 2015 (January to April) *	333,333	─
Vacation	115,386	19,230
Cash compensation	$1,448,719	$519,230

* Mr. Taylor's employment agreement expires April 2015 and Mr. Reitz's expires January 2015.

In 2013, the Compensation Committee approved new salary amounts for Mr. Reitz which was effective January 1, 2014. The salary amounts in the table above are based on these newly approved salary levels.

Retirement or Voluntary/Involuntary Termination of Employment
If an executive retires or voluntarily/involuntarily terminates employment with the Company without a change of control, the executive would receive compensation payments for any unused vacation. The CEO would be entitled to his contractual payments upon electing retirement or termination if that event becomes applicable.

The CEO at his sole discretion may elect to retire at the age of 60 and receive the Normal Supplemental Retirement Benefit. The value of the payments the CEO would receive under the Normal Supplemental Retirement Benefit was calculated as of December 31, 2013, to be $10.9 million for Mr. Taylor. These amounts are determined by an outside actuary. The election by the CEO is that he can retire at 60 or continue to work until the end of his contract.

The payments due on retirement or voluntary/involuntary termination of employment are as follows:

Description	Mr. Taylor	Mr. Reitz
Cash compensation (Vacation)	$115,386	$19,230
Supplemental retirement benefits	10,878,828	n/a
Group medical/dental	22,800	17,100
Cash compensation	$11,017,014	$36,330

Conclusion
The Compensation Committee has reviewed the executive compensation packages of the named executive officers. Based on this review, the Committee finds these compensation packages, in the aggregate, to be fair and reasonable to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

The following tables will summarize the compensation for all of the Company's named executive officers as follows: (i) Chairman and Chief Executive Officer (Mr. Taylor), (ii) Chief Financial Officer (Mr. Reitz), (iii) Secretary (Mr. Troyanovich), and (iv) Executive Vice President (Mr. Campbell).

Summary Compensation Table

The 2013, 2012 and 2011 compensation for the Company's named executive officers was as follows:

Name and Principal Position as of December 31, 2013	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation Earnings	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other (a) Compensation	Total
Maurice M. Taylor Jr.	2013	$1,000,000	$2,000,000	$ ─	$ ─	$ ─	$ ─	$61,517	$3,061,517
Chief Executive Officer	2012	1,000,000	3,000,000	─	─	─	─	12,836,442	16,836,442
and Chairman	2011	800,000	2,000,000	─	─	─	─	49,829	2,849,829

Paul G. Reitz	2013	$350,000	$300,000	$540,450	$ ─	$ ─	$ ─	$16,649	$1,207,099
Chief Financial Officer	2012	300,000	300,000	624,900	─	─	─	14,663	1,239,563
	2011	250,000	200,000	─	260,319	─	─	12,227	722,546

Michael G. Troyanovich	2013	$230,000	$150,000	$135,113	$ ─	$ ─	$ ─	$11,550	$526,663
Secretary & General	2012	175,000	75,000	156,225	─	─	─	9,238	415,463
Counsel (b)

William E. Campbell (c)	2013	$350,000	$300,000	$360,300	$ ─	$ ─	$ ─	$30,748	$1,041,048
Executive Vice President	2012	350,000	300,000	624,900	─	─	─	27,981	1,302,881

(a)
All other compensation for 2013 represents the following contributions as follows: Mr. Taylor, $57,692 in unused vacation and $3,825 in 401(k) match; Mr. Reitz, $13,462 in unused vacation and $3,187 in 401(k) match; Mr. Troyanovich, $8,077 in unused vacation and $3,473 in 401(k) match; and Mr. Campbell, $26,923 in unused vacation and $3,825 in 401(k) match. The named executive officers are eligible to participate in the 401(k) plan offered to Titan's non-bargaining employees which is the plan they have been eligible to participate in from the start of their employment with the Company.

(b)	Mr. Troyanovich was appointed Secretary effective December 28, 2012.

(c)	Mr. Campbell was appointed Executive Vice President effective January 10, 2012.

Grants of Plan-Based Awards

The 2013 grants of plan-based awards for the Company's named executive officers were as follows:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:	Exercise	Grant Date Fair Value
Name	Grant Date	Thresh-old	Target	Maxi-mum	Thresh-old	Target	Maxi-mum	Number of Shares of Stock or Units	Number of Securities Underlying Options	or Base Price of Option Awards	of Stock and Option Awards
Mr. Taylor	n/a	─	─	─	─	─	─	─	─	─	─
Mr. Reitz	12/30/2013	─	─	─	─	─	─	#30,000	─	─	$18.015
Mr. Troyanovich	12/30/2013	─	─	─	─	─	─	#7,500	─	─	$18.015
Mr. Campbell	12/30/2013	─	─	─	─	─	─	#20,000	─	─	$18.015

n/a = not applicable

Outstanding Equity Awards at Year-End

The outstanding equity awards at year-end December 31, 2013, for the named executive officers:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested
Mr. Taylor	#94,768	─	─	$10.68	06/24/2015	─	─	─	─
	#94,768	─	─	$13.74	12/16/2015	─	─	─	─

Mr. Reitz	#4,286	─	─	$15.75	11/15/2020	─	─	─	─
	#14,000	#6,000	─	$21.59	12/09/2021	─	─	─	─
	─	─	─	─	─	#30,000	$539,400	─	─
						#30,000	$539,400	─	─

Mr. Troyanovich	#1,750	#750	─	$21.59	12/09/2021	─	─	─	─
	─	─	─	─	─	#7,500	$134,850	─	─
	─	─	─	─	─	#7,500	$134,850

Mr. Campbell	#11,429	─	─	$15.75	11/15/2020	─	─	─	─
	#21,000	#9,000	─	$21.59	12/09/2021	─	─	─	─
	─	─	─	─	─	#30,000	$539,400	─	─
	─	─	─	─	─	#20,000	$359,600	─	─

Option Exercises and Stock Vested

The following table summarizes the option exercises during 2013 for the named executive officers:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Mr. Taylor	n/a	─	─	─
Mr. Reitz	n/a	─	─	─
Mr. Troyanovich	n/a	─	─	─
Mr. Campbell	n/a	─	─	─

n/a = not applicable

Pension Benefits

The table illustrates the Company had no pension plan for any of the named executive officers. However, the CEO has an employment agreement that has certain payments due upon retirement or termination per the employment agreement, if that event were to become applicable (see Compensation Discussion and Analysis).

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Mr. Taylor	n/a	─	$─	$─
Mr. Reitz	n/a	─	─	─
Mr. Troyanovich	n/a	─	─	─
Mr. Campbell	n/a	─	─	─

n/a = not applicable

Nonqualified Deferred Compensation

The Company had no nonqualified deferred compensation for any of the named executive officers:

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year Ended
Mr. Taylor	$n/a	$─	$─	$─	$─
Mr. Reitz	n/a	─	─	─	─
Mr. Troyanovich	n/a	─	─	─	─
Mr. Campbell	n/a	─	─	─	─

n/a = not applicable

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the Committee) was composed of five independent non-employee directors during 2013. The Board of Directors (Board) has determined that the members of the Committee are independent. The Committee provides oversight of all executive compensation and benefit programs. The Committee operates under a written charter adopted January 20, 2004, which is posted on the Company's website: www.titan-intl.com. Mr. Quain, a member of the compensation committee, retired from the Titan Board effective December 31, 2013.

The philosophy of the Committee as it relates to executive compensation is that the Chief Executive Officer (CEO) and other executive officers should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading the Company in achieving its business objectives in an industry facing increasing competition and change.

Annual compensation for the Company's executive officers consists of base salary and bonus compensation. Salary levels of the Company executives are reviewed and are normally adjusted annually, and any bonuses are normally awarded annually. In determining appropriate salaries, the Committee considers: (i) the CEO's recommendations as to compensation for all other executive officers; (ii) the scope of responsibility, experience, time and position and individual performance of each executive officer, including the CEO; and (iii) compensation levels of other executives based on the Committee's own business experience and judgment. The Committee's analysis is a subjective process, which utilizes no specific weights or formulas of the aforementioned factors in determining executives' base salaries and the Committee uses no compensation consultants.

The Committee considers bonus compensation to be the primary motivational method for encouraging and rewarding outstanding individual performance, especially for the Company's executive officers, and overall performance of the Company. Bonuses are based primarily upon: (i) performance of the Company; (ii) performance of the individual; and (iii) recommendation of the CEO. The purpose of awarding bonuses is to provide a special incentive to maximize individual performance and the overall performance of the Company. There are employment contracts for some of the executive officers, which are also considered.

In determining the total compensation package for the CEO for 2013, the Committee considered all of the factors discussed above. Additionally, the Committee considered the Company's performance, the success of the Company's facilities in meeting their objectives, the extent and timing of the additions to the Company during the year, the quality and efficiency of the Company's staff, and certain other factors relating to the Company's performance.

The Committee discussed director compensation and made suggestions to the Board. The Committee has completed an annual evaluation and in their opinion has met the requirements of their charter. The Committee has reviewed the Compensation Committee Charter and has found it complies with requirements of the New York Stock Exchange. The Committee makes a report to the Board when appropriate and met one time during 2013.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

Members of the Compensation Committee:

Richard M. Cashin Jr., Chairman
Erwin H. Billig
Albert J. Febbo
Mitchell I. Quain (Retired December 31, 2013)
Anthony L. Soave

CORPORATE GOVERNANCE

Independence
The Board of Directors (Board) has determined that six of the Company's seven directors are independent under the rules of the New York Stock Exchange during 2013. The independent directors are: Erwin H. Billig, Richard M. Cashin Jr., Albert J. Febbo, Peter B. McNitt, Mitchell I. Quain (Retired December 31, 2013) and Anthony L. Soave. The director who is not independent is Maurice M. Taylor Jr., Chief Executive Officer and Chairman of the Board. Each of the directors serving on the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee are independent under the standards of the New York Stock Exchange.

Meetings of Non-Employee Directors
When the non-employee directors of the Board or respective committees meet in executive session without management, and their chairman is unavailable for the executive session, a temporary chair is selected from among the directors present to preside at the executive session.

Charters
The Company has adopted Charters for its Audit, Compensation and Nominating/Corporate Governance Committees. These Charters are published on the Company's website: www.titan-intl.com. The Company will provide, without charge, a copy of the Charters to any stockholder upon written request to the Corporate Secretary, Titan International, Inc., 2701 Spruce Street, Quincy, IL 62301.

Corporate Governance and Business Conduct Policies
The Company's Corporate Governance Policy and Business Conduct Policy are published on the Company's website: www.titan-intl.com. The Company will provide, without charge, a copy of the Policies to any stockholder upon written request to the Corporate Secretary, Titan International, Inc., 2701 Spruce Street, Quincy, IL 62301.

Communication with the Board of Directors
Correspondence for any member of Titan's Board of Directors must be sent in writing to his attention:
c/o Corporate Secretary, Titan International, Inc., 2701 Spruce Street, Quincy, IL 62301. Any written communication will be forwarded to the Board for its consideration.

Director Nomination Process
The Nominating/Corporate Governance Committee and other members of the Board identify candidates for consideration by the Nominating/Corporate Governance Committee. An executive search firm may also be utilized to identify qualified candidates for consideration. The Nominating/Corporate Governance Committee evaluates candidates based on the qualifications for director described in its charter. These qualifications include, among other things, integrity, business experience, stature in their field of endeavor, diversity of perspective, ability to reach thoughtful, independent and logical judgments on difficult and complex issues, and whether the candidate meets the independence standards of the Securities and Exchange Commission and the New York Stock Exchange. The Nominating/Corporate Governance Committee then presents qualified candidates to the full Board of Directors for consideration and selection.

The Nominating/Corporate Governance Committee will consider nominees for election to the Board that are recommended by stockholders, applying the same criteria for candidates as discussed above, provided that a description of the nominees' qualifications for the directorship, experience and background, a written consent by a nominee to act as such, and other information specified in the Bylaws, accompany the stockholder's recommendation. Any stockholder nominations for election as directors at the 2014 Annual Meeting must be delivered to Titan at the address set forth below, not later than November 28, 2013. All nominations must be sent to the Nominating/Corporate Governance Committee, c/o Corporate Secretary, Titan International, Inc., 2701 Spruce Street, Quincy, IL 62301.

Director Attendance at Annual Meetings
The Company does not require its directors to attend the Annual Meeting of Stockholders. However, the directors attempt to attend this meeting.

REPORT OF THE NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The Nominating/Corporate Governance Committee of the Board of Directors (the Committee) was composed of five independent non-employee directors and provides guidance to the Board of Directors (Board) regarding corporate governance guidelines during 2012. In addition, the Committee develops criteria, identifies, screens and nominates candidates for election to the Board, giving attention to the composition of the Board and its committees. The Committee operates under a written charter adopted January 20, 2004, and this charter is available on the Company's website: www.titan-intl.com. Mr. Quain, the chairman of the nominating/corporate governance committee retired from the Titan Board effective December 31, 2013.

The Committee recommended to the Board that Richard M. Cashin Jr., Albert J. Febbo and Gary L. Cowger stand for re-election as Class II directors based on approved criteria.

The Committee has accomplished the following per their charter: (i) oversight of the development and recommendation of a set of corporate governance guidelines; (ii) oversight of the evaluation of the Board and management; (iii) evaluation of the Committee and its success in meeting the requirements of the Charter; (iv) review and assurance of the adequacy of the Nominating/Corporate Governance Committee Charter; and (v) presentation of reports to the Board when appropriate. Mr. Febbo has attended the Company's Sarbanes-Oxley 404 training and is a participant in the Company's risk assessment meetings. The Committee met one time in 2013.

The Committee has given particular attention to corporate governance compliance issues established by the Securities and Exchange Commission and the New York Stock Exchange. The Company has posted its corporate governance guidelines on the Company's website.

Members of the Nominating/Corporate Governance Committee:

Mitchell I. Quain, Chairman (Retired December 31, 2013)
Erwin H. Billig
Richard M. Cashin Jr.
Albert J. Febbo
Anthony L. Soave

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company's common stock as of December 31, 2013, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each director and nominee for director, (iii) each of the named executive officers, and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	(a)	Percent
BlackRock Inc. 40 East 52nd Street New York, NY 10022	6,083,041	(b)	11.4%
Societe Generale 29 Blvd Haussmann Paris, France	3,196,321	(b)	6.0%
Vanguard Group Inc. 100 Vanguard Blvd. Malvern, PA 19355	3,027,999	(b)	5.7%
Named Executive Officers & Directors
Anthony L. Soave	939,375		1.8%
Richard M. Cashin Jr.	837,193		1.6%
Maurice M. Taylor Jr.	457,514	(c)	0.9%
Mitchell I. Quain (Retired Effective December 31, 2013)	178,500		0.3%
William E. Campbell	32,429		0.1%
Erwin H. Billig	27,750		0.1%
Albert J. Febbo	23,750		*
Paul G. Reitz	18,286		*
Michael G. Troyanovich	8,035		*
Peter B. McNitt	—		*

All named executive officers & directors as a group (10 persons)	2,522,832		4.7%
___________________________ *Less than one percent.

(a)
Except for voting powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated. Includes unissued shares subject to options exercisable within 60 days after December 31, 2013, as follows: Mr. Taylor, 189,536 shares; Mr. Soave, 57,500 shares; Mr. Cashin, 57,500 shares; Mr. Quain, 51,250 shares; Mr. Campbell, 32,429 shares; Mr. Reitz, 18,286 shares; Mr. Troyanovich, 1,750 shares; Mr. Febbo, 1,250 shares; all named executive officers and directors as a group, 409,501 shares.

(b)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(c)
Includes 62,958 shares held jointly by Mr. Taylor and his wife as to which they share voting and dispositive power. Also includes 205,020 shares held by Mr. Taylor as to which he has sole voting and dispositive power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the directors and executive officers of the Company and the persons who own more than 10% of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any late filings during 2013. Mr. Reitz, Mr. Troyanovich and Mr. Campbell were granted restricted stock in December of 2013. The Form 4's reporting these options were not filed until February of 2014.

RELATED PARTY TRANSACTIONS

The Company sells products and pays commissions to companies controlled by persons related to the chief executive officer of the Company. The related party is Mr. Fred Taylor and is Mr. Maurice Taylor’s brother. The companies which Mr. Fred Taylor is associated with that do business with Titan include the following: Blackstone OTR, LLC; FBT Enterprises; and OTR Wheel
Engineering. During 2013, 2012 and 2011, sales of Titan product to these companies were approximately $3.0 million, $2.1 million and $2.6 million, respectively. Titan had trade receivables due from these companies of approximately $0.2 million at
December 31, 2013, and approximately $0.2 million at December 31, 2012. On other sales referred to Titan from these manufacturing representative companies, commissions were approximately $2.5 million, $2.8 million and $2.3 million during
2013, 2012 and 2011, respectively.

STOCKHOLDER PROPOSALS

Any proposal to be presented at the 2015 Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than November 28, 2014, in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such Annual Meeting of Stockholders. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission relating to stockholder proposals, and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

If a stockholder intends to present a proposal at the Company's 2015 Annual Meeting of Stockholders without the inclusion of such proposal in the Company's proxy material and written notice of such proposal is not received by the Company on or before February 10, 2015, proxies solicited by the Board of Directors for the 2014 Annual Meeting of Stockholders will confer discretionary authority to vote on such proposal if presented at the meeting. Stockholders' proposals should be sent to: Michael G. Troyanovich, Secretary of Titan International, Inc., 2701 Spruce Street, Quincy, IL 62301. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

HOUSEHOLDING INFORMATION

Pursuant to rules of the Securities and Exchange Commission, services that deliver Company communications to stockholders that hold their stock through a bank, broker or other holder of record, may deliver a single copy of the Company's 2013 Annual Report to Stockholders including Form 10-K and Proxy Statement to multiple stockholders sharing the same address. Upon written request, Titan will promptly deliver a separate copy of the 2013 Annual Report including Form 10-K and/or Proxy Statement to any stockholder at a shared address. Stockholders may notify Titan of their requests by writing to Titan International, Inc., attention Investor Relations, 2701 Spruce Street, Quincy, IL 62301.

COST OF PROXY SOLICITATION

The costs of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or electronic mail, by directors, officers or regular employees of the Company, without additional compensation. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of the Company's Common Stock held of record by such persons, and will be reimbursed by the Company for reasonable expenses incurred therewith.

By Order of the Board of Directors,

/s/ MICHAEL G. TROYANOVICH
Quincy, Illinois	Michael G. Troyanovich
March 24, 2014	Secretary

Appendix A

PROPOSED AMENDMENT TO BYLAWS
OF TITAN INTERNATIONAL, INC.

PROPOSED AMENDED SECTIONS OF BYLAWS (changes marked):

Note:    Deleted Provisions are marked through: ~~xxxx~~
Added Provisions are underscored: xxxx

Section 2.3    Inspectors. At any meeting of the shareholders, the chair~~man~~ of the meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do all such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders. Each report of an inspector shall be in writing and signed by ~~him~~the inspector or by a majority of them if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 2.5    Notice of Meeting. Written notice stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than twenty (20) nor more than sixty (60) days before the meeting, either personally or by mail, by or at the direction of the president, the secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at ~~his~~the shareholder's address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 2.6    Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, for a meeting of shareholders, not less than ten (10) days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty (20) days, immediately preceding such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 2.7    Voting Lists. The officer or agent having charge of the transfer books for shares of the corporation shall make, within twenty (20) days after the record date for a meeting of shareholders or ten (10) days before each meeting, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder, and to copying at the shareholder's expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the State of Illinois, shall be prima facie evidence as to who are the shareholders entitled to examine such lists or share ledger or transfer book or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

Section 2.9    Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by ~~his~~the shareholder's duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 2.10    Voting of Shares. Except as otherwise provided by the articles of incorporation, these by laws, or the Act, each outstanding share, regardless of class, shall be entitled to one (1) vote upon each matter submitted to vote at a meeting of shareholders.

Section 2.11    Voting of Shares by Certain Holders.

(b)     Shares registered in the name of a deceased person, a minor, or a person under legal disability may be voted by ~~his or her~~that person's administrator, executor, or court appointed guardian either in person or by proxy without a transfer of such shares into the name of such administrator, executor, or court appointed guardian. Shares registered in the name of a trustee may be voted by such trustee, either in person or by proxy~~, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name~~.

(c)     Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of receiver may be voted by such receiver without the transfer thereof into the receiver's name ~~his name~~ if authority so to do ~~be~~is contained in an appropriate order of the court by which such receiver was appointed.

(d)    A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name~~s~~ of the pledgee, and, thereafter, the pledgee shall be entitled to vote the shares so transferred.

Section 3.2    Number, Tenure and Qualifications. The number of directors which shall constitute the whole board shall be such number as the ~~B~~board of ~~D~~directors may determine from time to time but shall not be less than five (5) nor more than nine (9). Directors need not be residents of Illinois or shareholders of the corporation. The term of office of each director shall be three (3) years, and as nearly as practicable, taking into account the increases or decreases in the number of directors constituting the ~~B~~board of ~~D~~directors, one-third of the ~~B~~board of ~~D~~directors shall be elected each year at the annual meeting. In the event of a change in the number of directors, the resolution effecting such change shall specify the years in which the terms of the directorships thereby created shall first expire.

Section 3.4    Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board of directors, the president or any director. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the State of Illinois, as the place for holding any special meeting of the board of directors called by them.

Section 3.5     Notice. ~~Notice of any regular or special meeting of the board of directors shall be given at least eight (8) days prior thereto by written notice delivered personally or mailed to each director at his business address, or by telegram or telecopy. If mailed, such notice shall be deemed to be delivered on the earlier of either (a) the date of receipt or (b) the third business day following the date such notice is deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be given by telecopy, such notice shall be deemed to be delivered when sent.~~ No notice shall be required for regular meetings for which the time and place have been fixed. Notice of any special meeting of the board of directors shall be given at least two (2) days before the meeting or within such shorter period before the meeting as the person or persons calling such meeting deem appropriate in the circumstances. Such notice shall be delivered to each director personally, by mail to each director at his business address, by telegram, by telephone, by e-mail, or by facsimile transmission. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business presented because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual, regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 3.6    Quorum ~~and Manner of Action~~. A majority of the number of directors then in office shall constitute a quorum for transaction of business at any meeting of the board of directors, provided, that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. ~~The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.~~

Section 3.7    Attendance by Communications Equipment. Unless specifically prohibited by the articles of incorporation, members of the board of directors, or of any committee of the board of directors, may participate in and act at any meeting of such board or committee through the use of a conference telephone, video conferencing or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

Section 3.8    Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute, these bylaws or the articles of incorporation.

Section 3.9~~8~~    Vacancies. Any vacancy occurring in the board of directors, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the shareholders at an annual meeting or at a special meeting called for that purpose;~~,~~ provided, however, that vacancies occurring between meetings of shareholders by reason of an increase in the number of directors or otherwise, may be filled by the board of directors. A director elected to fill a vacancy shall hold office for the balance of the term for which he was elected. A director appointed to fill a vacancy shall serve until the next meeting of shareholders at which directors for such class are to be elected.

Section 3.10~~9~~    Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporation matter is taken shall be conclusively presumed to have assented to the action taken unless ~~his~~the director's dissent shall be entered in the minutes of the meeting or unless ~~he~~such director shall file ~~his~~a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.11~~0~~    Committees.

(a)     A majority of the directors may, by resolution, create one or more committees and appoint two or more members of the board to serve on the committee or committees at the pleasure of the board. Unless the appointment by the board of directors requires a great number, a majority of any committee shall constitute a quorum and a majority of a quorum is necessary for committee action. A committee may act by unanimous consent in writing without a meeting in a manner similar to the directors and, subject to the provisions of the bylaws or action by the board of directors, the committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor.

(b)     To the extent specified by the board of directors or in the articles of incorporation or these by-laws, each committee may exercise all of the authority of the board of directors in the management of the corporation; provided, however, that a committee may not: (i) authorize distributions, except for dividends to be paid with respect to shares of any preferred or special classes or any series thereof; (ii) approve or recommend to shareholders any act required by these bylaws or law to be approved by shareholders; (iii) fill vacancies on the board or any of its committees; (iv) elect or remove officers or fix the compensation of any member of the committee; (v) adopt, amend, or repeal these by-laws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares, except according to a general formula or method prescribed by the board; (viii) authorize or approve the issuance or sale, or contract for sale, of shares or determine the designation and relative rights, preferences, and limitations of a series of shares, except that the board may direct a committee to fix the specific terms of the issuance or sale or contract for sale or the number of shares to be allocated to particular employees under all employee benefit plan; or (ix) amend, alter, repeal, or take action inconsistent with any resolution or action of the board of directors when the resolution or action of the board of directors provides by its terms that it shall not be amended, altered or repealed by action of a committee. Vacancies in the membership of any committee shall be filled by the board of directors. Each committee shall keep regular minutes of its proceedings and report the content of the minutes to the board when required.

Section 3.12~~1~~     Informal Action. Any action required to be taken at a meeting of the board of directors of the corporation, or any other action which may be taken at a meeting of the board of directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof, or by all members of such committee, as the case may be. Such approval may be executed by the directors, in counterparts, each of which shall be an original but all of which together shall constitute one and the same approval. Signature thereon transmitted via facsimile or electronically (pdf) shall have the same legal effect as an original.
All ~~the~~ approvals evidencing ~~the~~ consent shall be delivered to the secretary to be filed in the corporate records. The action taken shall be effective when all the directors have approved the consent unless the consent specifies a different effective date. Any consent signed by all of the directors or the members of a committee shall have the same effect as a unanimous vote and may be stated as such in any document filed with the Secretary of State of the State of Illinois or with anyone else.

Section 3.13~~2~~    Resignation or Removal. A director may resign at any time upon written notice to the board of directors, its chair, if any, or the president or secretary of the corporation. A resignation shall be effective when notice is given unless the notice specifies a future date. No acceptance of the resignation is required. The pending vacancy resulting from a prospective resignation may be filled before the effective date, but the successor shall not take office until the effective date. One or more of the directors may be removed, with or without cause, at a meeting of shareholders, by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors; provided, however, that no director~~s~~ shall be removed at a meeting of shareholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice, and only the named director or directors may be removed at such meeting.

Section 3.14~~3~~    Compensation. The board of directors, by affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, notwithstanding any director conflict of interest. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board and of any committees thereof. No such payment previously mentioned in this Section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Section 4.1    Number. The board of directors shall elect a president, a secretary and a treasurer and from time to time, may elect a chairman of the board of directors, an honorary chairman of the ~~B~~board of directors, one or more vice presidents and such assistant secretaries, assistant treasurers and other officers, agents and employees as it may by elected or appointed by the board of directors~~deem proper~~. Any two or more offices may be held by the same person, except the offices of president and secretary.

Section 4.2    Election, Vacancies, and Term of Office. The ~~elective~~ officers of the corporation shall be elected annually by the board of directors at its annual meeting. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until ~~his~~a successor shall have been duly elected and shall have qualified or until ~~his~~the officer's death or until ~~he~~the officer shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving notice, in writing, to the board of directors or to the president or the secretary. A resignation of an officer need not be accepted in order to be effective.

Section 4.6    President. In the event that a chairman has not been elected, then all of the duties of the chairman shall be performed by the president. The president shall be the chief executive officer of the corporation. In the absence of the chairman, the president shall preside at all meetings of the shareholders and of the board of directors. The president may sign, under or without the seal of the corporation, and either individually or with the secretary, an assistant secretary or any other proper officer of the corporation thereunto duly authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed except in cases where the execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation or shall be required by law to be otherwise executed. In general, the president shall see that all orders and resolutions of the board are carried into effect, shall perform all duties incident to and shall have the general powers of supervision and management usually vested in the office of president and chief executive officer of a corporation, and shall perform such other duties as may be prescribed from time to time by the board of directors.

Section 4.7    Vice Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the board of directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, including, without limitation, the duties of the chairman if and as assumed by the president as a result of the absence of the chairman or his inability or refusal to act, and the vice president, when so acting, shall have all of the powers and be subject to all the restrictions upon the president. ~~Any vice president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation.~~ Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these bylaws, the vice president may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments that the board of directors has authorized be executed. The vice president may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. Each vice president shall perform such other duties as from time to time may be assigned to him by the president or the board of directors.

Section 4.8    Treasurer. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such stun and with such surety or sureties as the board of directors shall determine. ~~He~~The treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for money~~s~~ due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these by-laws. The treasurer shall in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to ~~him~~the treasurer by the president or the board of directors.

Section 4.9    Secretary. The secretary shall: (a) keep records of corporate action, including the minutes of meetings of the shareholders and the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all certificates for shares prior to the issuance thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep a register of the post office address of such shareholder which shall be furnished to the secretary by such shareholder; (e) sign, with the chairman, the president or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to ~~him~~the secretary by the chairman, the president or the board of directors.

Section 5.5    Voting Securities Held by the Corporation. Unless otherwise ordered by the board of directors, either the chairman or the president or, in the event of ~~his or their~~such officer's inability to act, the vice president having authority under these by-laws to act in the absence of the president, shall have full power and authority on behalf of the corporation to attend, act and vote at any meetings of security holders of corporations in which the corporation may hold securities and at such meetings or otherwise shall possess and may exercise any and all rights and powers incident to the ownership of such securities. The power and authority to attend, act and vote at meetings shall include the power and authority to consent, on behalf of the corporation, with respect to securities of other corporations held by the corporation. The board of directors by resolution from time to time may confer like powers upon any other person or persons.

Section 6.1    Issuance of Shares. The shares of capital stock of the corporation shall be issued in such amounts, at such times, for such consideration and on such terms and conditions as the board of directors shall deem advisable, subject to the articles of incorporation and any requirements of the laws of the State of Illinois.

Section 6.2    Certificates For Shares. The issued shares of the corporation shall be represented by certificates or shall be uncertificated shares. A ~~C~~certificate~~s representing shares of the corporation~~ shall be in such form as may be determined by the board of directors. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary any of all of whose signatures may be by facsimile if such certificate is countersigned by a transfer agent or registered by a registar~~and may be sealed with the seal of the corporation~~. All certificates for shares shall be consecutively numbered or otherwise identified. The registered holder's name, ~~of the person to whom the shares represented thereby are issued, with~~ the number of shares, the date of issuance, the class of shares and the designation of any series it evidences~~and date of issue~~, shall (a) appear on the face of such certificate and (b) be entered on the books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

Section 6.3    Transfers of Shares. Transfers of shares of the corporation shall be made only on the books of the corporation by the holder of record thereof or by ~~his~~such holder's legal representative, who shall furnish proper evidence of authority to transfer, or by ~~his~~such holder's attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

Article VIII

~~DISTRIBUTIONS~~DIVIDENDS

The board of directors may from time to time ~~authorize~~declare, and the corporation may pay~~make~~, ~~distributions to its shareholders~~dividends on its outstanding shares, subject to any terms and conditions provided by law and the articles of incorporation.

Article IX

SEAL

The board of directors, at the secretary's discretion, may have, but shall not be required to have, ~~provide~~ a corporate seal which, if obtained, shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words, "Corporate Seal, Illinois." The use thereof shall be determined from time to time by the officer or officers executing and delivering instruments on behalf of the corporation; ~~seal may be used by causing it or a facsimile thereof to be pressed or affixed or in any other manner reproduced,~~ provided, however, that the affixing of the corporate seal to an instrument shall not give the instrument additional force or effect, or change the construction thereof, and the use of the corporate seal is not mandatory. The seal, if any, may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Article X

WAIVER OF NOTICE

Whenever any notice whatever is required to be given under the provisions of these by-laws or under the provisions of the articles of incorporation or under the provisions of the Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by a person at any meeting shall constitute waiver of notice thereof unless at the meeting such person objects to the holding of the meeting because proper notice was not given.

Section 11.1    Non-Derivative Actions. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of corporation) by reason of the fact that ~~he or she~~that person is or was a director or officer of the corporation, or ~~who~~ is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner ~~be or she~~the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe ~~his or her~~the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner ~~which he or she~~that the person reasonably believed to be in or not opposed to the best interests of the corporation or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that ~~his or her~~the conduct was unlawful.

Section 11.2    Derivative Actions. The corporation ~~may~~shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner ~~he or she~~the person reasonably believed to be in or not opposed to the best interests of the corporation~~,~~; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable ~~for negligence or misconduct in the performance of his or her duty~~ to the corporation~~,~~ unless~~,~~ and only to the extent that the ~~C~~court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Section 11.3    Employees and Agents. The corporation may indemnify any person who is or was an employee or agent of the corporation, or is or was an employee of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust, or other enterprise, to the extent and under the circumstances provided by Sections 11.1 and 11.2 of this Article XI with respect to a person who is or was a director or officer of the corporation. To the extent that a present or former employee of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 11.1, 11.2 or 11.3 of this Article XI, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if the person acted in good faith and in a manner that person reasonably believed to be in, or not opposed to, the best interests of the corporation.

~~Section 11.3    Expenses of Successful Defense. To the extent that a director, officer, employee or agent of a corporation has been successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in Sections 11.1 and 11.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.~~

Section 11.4     Determination that Indemnification is Proper. Any indemnification under Sections 11.1, ~~and~~ 11.2 and 11.3 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because ~~he or she~~the person has met the applicable standard of conduct set forth herein~~in Sections 11.1 or 11.2~~. Such determination shall be made (a) ~~by the board of directors~~ by a majority vote of the directors~~a quorum consisting of directors~~ who are or were not parties to such action, suit or proceeding even though less than a quorum, or (b) if there are no such~~such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested~~ directors or if the directors so direct~~s~~, by independent legal counsel in a written opinion;~~,~~ or (c) by the shareholders.

Section 11.5    Expense Advance. Expenses (including legal fees) incurred by an officer or director in defending a civil or criminal action, suit or proceeding ~~may~~shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount, ~~unless~~if it shall ultimately be determined that ~~he or she~~such person is not entitled to be indemnified by the corporation as authorized in this Article XI. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid on such terms and conditions, if any, as the corporation deems appropriate.

Section 11.6    Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by this Article XI shall not be deemed exclusive of any other rights to which ~~those~~one seeking indemnification or advance of expense may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in ~~his or her~~the person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and. administrators of such a person. A right to indemnification or to an advancement of expenses arising under a provision of the articles of incorporation or these bylaws shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative, or investigative action, suit, or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such act or omission has occurred.

Section 11.7    Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of ~~his or her~~the person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article XI or the laws of the State of Illinois.

~~Section 11.10    Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article XI with respect to the indemnification and advancement of expenses of directors and officers of the corporation.~~

Section 11.10~~1~~    Changes in Illinois Law. In the event of any change of the Illinois statutory provisions applicable to the corporation relating to the subject matter of Article XI of these by-laws, then the indemnification to which any person shall be entitled hereunder shall be determined by such changed provisions, but only to the extent that any such change permits the corporation to provide broader indemnification rights than such provisions permitted the corporation to provide prior to any such change. Subject to Section 11.11~~2~~, the board of directors is authorized to amend these bylaws to conform to any such changed statutory provisions.

Section 11.11~~2~~    Amendment or Repeal of Article XI. No amendment or repeal of this Article XI shall apply to or have any effect on any director or officer of the corporation for or with respect to any acts or omissions of such officer or director occurring prior to such amendment or repeal.

Section 11.12~~3~~    Definitions. For purposes of this Article:

(a)    References to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any ~~corporation~~entity having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, and employees or agents, so that any person who is~~was~~ a director, officer, employee or agent of such merging corporation, or was serving at the request of such merging corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation as such person would have had with respect to such merging corporation if its separate existence had continued.

(c)     References to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan, and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, involves services by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the corporation" as referred to in this Article XI.

Article XII

AMENDMENTS

Subject to Section 11.12, the by-laws of the corporation may be amended, altered or repealed, in whole or in part, by the shareholders or by the board of directors at any meeting duly held in accordance with these by-laws, provided that notice of the meeting includes notice of the proposed amendments, alterations, or repeal.

PROPOSED AMENDED BYLAWS (changes unmarked):

RESTATED BY-LAWS
OF
TITAN WHEEL INTERNATIONAL, INC.

Article I
OFFICES

Section 1.1    Principal Office. The principal office of the corporation in the State of Illinois shall be located at 2701 Spruce Street in the City of Quincy and County of Adams. The corporation may have such other offices, either within or without the State of Illinois, as the business of the corporation may require from time to time.

Section 1.2    Registered Office. The registered office of the corporation required by the Illinois Business Corporation Act of 1983 (the "Act") to be maintained in the State of Illinois may be, but need not be, identical with the principal office in the State of Illinois, and the address of the registered office may be changed from time to time by the board of directors.

Article II
SHAREHOLDERS

Section 2.1    Annual Meetings. The annual meeting of the shareholders shall be held on the second Tuesday of the fifth calendar month after the end of the corporation's fiscal year at the hour of 10:00 A.M., or at such other date and time as the board of directors by resolution may provide, for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting, or at any adjournment thereof, the board of directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as conveniently may be.

Section 2.2    Special Meetings. Special meetings of the shareholders may be called by the chairman (if such office is filled), the president, the board of directors, or the holders of not less than one-fifth of all the outstanding shares of the corporation entitled to vote for the purpose or purposes of the meeting.

Section 2.3    Inspectors. At any meeting of the shareholders, the chair of the meeting may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do all such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

Section 2.4    Place of Meeting. The board of directors may designate any place, either within or without the State of Illinois, as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the registered office of the corporation in the State of Illinois.    ·

Section 2.5    Notice of Meeting. Written notice stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than twenty (20) nor more than sixty (60) days before the meeting, either personally or by mail, by or at the direction of the president, the secretary or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at the shareholder’s address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 2.6    Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, for a meeting of shareholders, not less than ten (10) days, or in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than twenty (20) days, immediately preceding such meeting. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the board of directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 2.7    Voting Lists. The officer or agent having charge of the transfer books for shares of the corporation shall make, within twenty (20) days after the record date for a meeting of shareholders or ten (10) days before each meeting, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder, and to copying at the shareholder's expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in the State of Illinois, shall be prima facie evidence as to who are the shareholders entitled to examine such lists or share ledger or transfer book or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

Section 2.8    Quorum and Manner of Acting. A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at a meeting of shareholders, but in no event shall a quorum consist of less than one third of the outstanding shares entitled so to vote. When the holders of a class or series of shares are entitled to vote separately on an item of business, this Section applies in determining the presence of a quorum of such class or series for transaction of such item of business. If less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Act, the articles of incorporation or these by-laws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

Section 2.9    Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by the shareholder’s duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

Section 2.10    Voting of Shares. Except as otherwise provided by the articles of incorporation, these by laws, or the Act, each outstanding share, regardless of class, shall be entitled to one (1) vote upon each matter submitted to vote at a meeting of shareholders.

Section 2.11    Voting of Shares by Certain Holders.

(a)     Shares registered in the name of another corporation, domestic or foreign, may be voted by any officer, agent, proxy or other legal representative authorized to vote such shares under the laws of incorporation of such corporation.

(b)     Shares registered in the name of a deceased person, a minor, or a person under legal disability may be voted by that person’s administrator, executor, or court appointed guardian either in person or by proxy without a transfer of such shares into the name of such administrator, executor, or court appointed guardian. Shares registered in the name of a trustee may be voted by such trustee, either in person or by proxy.

(c)     Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of receiver may be voted by such receiver without the transfer thereof into the receiver’s name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

(d)    A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and, thereafter, the pledgee shall be entitled to vote the shares so transferred.

(e)     Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares entitled to vote at any given time.

Section 2.12    No Cumulative Voting. No holder of any shares of any class of stock of this corporation shall be entitled to cumulative voting rights in the election of the board of directors of the corporation under any circumstances.

Section 2.13    Informal Action by Shareholders. Unless otherwise provided by law or by the articles of incorporation, any action required to be taken at any annual or special meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting and without a vote if a consent in writing, setting forth the action so taken, shall be signed (a) by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting or (b) by all of the shareholders entitled to vote with respect to the subject matter thereof. If such consent is signed by less than all the shareholders entitled to vote, then such consent shall become effective only if at least five (5) days prior to the execution of consent a notice in writing is delivered to all the shareholders entitled to vote with respect to the subject matter thereof and, after the effective date of the consent, prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be delivered in writing to those shareholders who have not consented in writing.

Section 2.14    Voting by Ballot. Voting on any question or in any election may be voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

Article III
DIRECTORS

Section 3.1    General Powers. The business and affairs of the corporation shall be managed by or under the direction of its board of directors.

Section 3.2    Number, Tenure and Qualifications. The number of directors which shall constitute the whole board shall be such number as the board of directors may determine from time to time but shall not be less than five (5) nor more than nine (9). Directors need not be residents of Illinois or shareholders of the corporation. The term of office of each director shall be three (3) years, and as nearly as practicable, taking into account the increases or decreases in the number of directors constituting the board of directors, one-third of the board of directors shall be elected each year at the annual meeting. In the event of a change in the number of directors, the resolution effecting such change shall specify the years in which the terms of the directorships thereby created shall first expire.

Section 3.3    Annual and Regular Meetings. The annual meeting of the board of directors shall be held immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place, either within or without the State of Illinois, for the holding of regular meetings.

Section 3.4    Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board of directors, the president or any director. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or without the State of Illinois, as the place for holding any special meeting of the board of directors called by them.

Section 3.5     Notice. No notice shall be required for regular meetings for which the time and place have been fixed. Notice of any special meeting of the board of directors shall be given at least two (2) days before the meeting or within such shorter period before the meeting as the person or persons calling such meeting deem appropriate in the circumstances. Such notice shall be delivered to each director personally, by mail to each director at his business address, by telegram, by telephone, by e-mail, or by facsimile transmission. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business presented because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual, regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

Section 3.6    Quorum. A majority of the number of directors then in office shall constitute a quorum for transaction of business at any meeting of the board of directors, provided, that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

Section 3.7    Attendance by Communications Equipment. Unless specifically prohibited by the articles of incorporation, members of the board of directors, or of any committee of the board of directors, may participate in and act at any meeting of such board or committee through the use of a conference telephone, video conferencing or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute attendance and presence in person at the meeting of the person or persons so participating.

Section 3.8    Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute, these bylaws or the articles of incorporation.

Section 3.9    Vacancies. Any vacancy occurring in the board of directors, including a vacancy occurring as a result of the removal of a director, and any directorship to be filled by reason of an increase in the number of directors, may be filled by election by the shareholders at an annual meeting or at a special meeting called for that purpose; provided, however, that vacancies occurring between meetings of shareholders by reason of an increase in the number of directors or otherwise, may be filled by the board of directors. A director elected to fill a vacancy shall hold office for the balance of the term for which he was elected. A director appointed to fill a vacancy shall serve until the next meeting of shareholders at which directors for such class are to be elected.

Section 3.10    Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors at which action on any corporation matter is taken shall be conclusively presumed to have assented to the action taken unless the director’s dissent shall be entered in the minutes of the meeting or unless such director shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.11    Committees.

(a)     A majority of the directors may, by resolution, create one or more committees and appoint two or more members of the board to serve on the committee or committees at the pleasure of the board. Unless the appointment by the board of directors requires a great number, a majority of any committee shall constitute a quorum and a majority of a quorum is necessary for committee action. A committee may act by unanimous consent in writing without a meeting in a manner similar to the directors and, subject to the provisions of the bylaws or action by the board of directors, the committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor.

(b)     To the extent specified by the board of directors or in the articles of incorporation or these by-laws, each committee may exercise all of the authority of the board of directors in the management of the corporation; provided, however, that a committee may not: (i) authorize distributions, except for dividends to be paid with respect to shares of any preferred or special classes or any series thereof; (ii) approve or recommend to shareholders any act required by these bylaws or law to be approved by shareholders; (iii) fill vacancies on the board or any of its committees; (iv) elect or remove officers or fix the compensation of any member of the committee; (v) adopt, amend, or repeal these by-laws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares, except according to a general formula or method prescribed by the board; (viii) authorize or approve the issuance or sale, or contract for sale, of shares or determine the designation and relative rights, preferences, and limitations of a series of shares, except that the board may direct a committee to fix the specific terms of the issuance or sale or contract for sale or the number of shares to be allocated to particular employees under all employee benefit plan; or (ix) amend, alter, repeal, or take action inconsistent with any resolution or action of the board of directors when the resolution or action of the board of directors provides by its terms that it shall not be amended, altered or repealed by action of a committee. Vacancies in the membership of any committee shall be filled by the board of directors. Each committee shall keep regular minutes of its proceedings and report the content of the minutes to the board when required.

Section 3.12     Informal Action. Any action required to be taken at a meeting of the board of directors of the corporation, or any other action which may be taken at a meeting of the board of directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof, or by all members of such committee, as the case may be. Such approval may be executed by the directors, in counterparts, each of which shall be an original but all of which together shall constitute one and the same approval. Signature thereon transmitted via facsimile or electronically (pdf) shall have the same legal effect as an original. All approvals evidencing consent shall be delivered to the secretary to be filed in the corporate records. The action taken shall be effective when all the directors have approved the consent unless the consent specifies a different effective date. Any consent signed by all of the directors or the members of a committee shall have the same effect as a unanimous vote and may be stated as such in any document filed with the Secretary of State of the State of Illinois or with anyone else.

Section 3.13    Resignation or Removal. A director may resign at any time upon written notice to the board of directors, its chair, if any, or the president or secretary of the corporation. A resignation shall be effective when notice is given unless the notice specifies a future date. No acceptance of the resignation is required. The pending vacancy resulting from a prospective resignation may be filled before the effective date, but the successor shall not take office until the effective date. One or more of the directors may be removed, with or without cause, at a meeting of shareholders, by the affirmative vote of the holders of a majority of the outstanding shares then entitled to vote at an election of directors; provided, however, that no director shall be removed at a meeting of shareholders unless the notice of such meeting shall state that a purpose of the meeting is to vote upon the removal of one or more directors named in the notice, and only the named director or directors may be removed at such meeting.

Section 3.14    Compensation. The board of directors, by affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, notwithstanding any director conflict of interest. By resolution of the board of directors, the directors may be paid their expenses, if any, of attendance at each meeting of the board and of any committees thereof. No such payment previously mentioned in this Section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

Article IV
OFFICERS

Section 4.1    Number. The board of directors shall elect a president, a secretary and a treasurer and from time to time, may elect a chairman of the board of directors, an honorary chairman of the board of directors, one or more vice presidents and such assistant secretaries, assistant treasurers and other officers, agents and employees as it may be elected or appointed by the board of directors. Any two or more offices may be held by the same person, except the offices of president and secretary.

Section 4.2    Election, Vacancies, and Term of Office. The officers of the corporation shall be elected annually by the board of directors at its annual meeting. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor shall have been duly elected and shall have qualified or until the officer’s death or until the officer shall resign or shall have been removed in the manner hereinafter provided. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving notice, in writing, to the board of directors or to the president or the secretary. A resignation of an officer need not be accepted in order to be effective.

Section 4.3    Removal. Any officer or agent elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4.4    Authority. All officers, employees and agents of the corporation shall have such authority and perform such duties in the conduct and management of the business and affairs of the corporation as may be designated by the board of directors and these by-laws.

Section 4.5    Chairman of the Board of Directors. The chairman of the board of directors, if a chairman of the board of directors has been elected and is serving, shall preside at all meetings of the shareholders and board of directors and shall perform such other duties as the board of directors may from time to time prescribe.

Section 4.6    President. In the event that a chairman has not been elected, then all of the duties of the chairman shall be performed by the president. The president shall be the chief executive officer of the corporation. In the absence of the chairman, the president shall preside at all meetings of the shareholders and of the board of directors. The president may sign, under or without the seal of the corporation, and either individually or with the secretary, an assistant secretary or any other proper officer of the corporation thereunto duly authorized by the board of directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts or other instruments which the board of directors has authorized to be executed except in cases where the execution thereof shall be expressly delegated by the board of directors or by these by-laws to some other officer or agent of the corporation or shall be required by law to be otherwise executed. In general, the president shall see that all orders and resolutions of the board are carried into effect, shall perform all duties incident to and shall have the general powers of supervision and management usually vested in the office of president and chief executive officer of a corporation, and shall perform such other duties as may be prescribed from time to time by the board of directors.

Section 4.7    Vice Presidents. In the absence of the president or in the event of his inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the board of directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, including, without limitation, the duties of the chairman if and as assumed by the president as a result of the absence of the chairman or his inability or refusal to act, and the vice president, when so acting, shall have all of the powers and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these bylaws, the vice president may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments that the board of directors has authorized be executed. The vice president may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. Each vice president shall perform such other duties as from time to time may be assigned to him by the president or the board of directors.

Section 4.8    Treasurer. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine. The treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for money due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these by-laws. The treasurer shall in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned to the treasurer by the president or the board of directors.

Section 4.9    Secretary. The secretary shall: (a) keep records of corporate action, including the minutes of meetings of the shareholders and the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all certificates for shares prior to the issuance thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these by-laws; (d) keep a register of the post office address of such shareholder which shall be furnished to the secretary by such shareholder; (e) sign, with the chairman, the president or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to the secretary by the chairman, the president or the board of directors.

Section 4.10    Assistant Treasurers and Assistant Secretaries. The assistant treasurers shall, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The assistant secretaries as thereunto authorized by the board of directors may sign, with the chairman, the president or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the board of directors. The assistant treasurers and assistant secretaries in general shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the president, the chairman of the board or the board of directors.

Section 4.11    Salaries. The salaries of the officers of the corporation shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

Article V
CONTRACTS, LOANS, CHECKS,
DEPOSITS & VOTING SECURITIES

Section 5.1    Contracts. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances. When the execution of any instrument has been authorized without specification of the executing officers or agents, the chairman of the board, the president or any vice president, and the secretary or assistant secretary or treasurer or assistant treasurer, may execute the same in the name and on behalf of this corporation and may affix the corporate seal thereto.

Section 5.2     Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

Section 5.3    Checks, Drafts. Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

Section 5.4    Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may select.

Section 5.5    Voting Securities Held by the Corporation. Unless otherwise ordered by the board of directors, either the chairman or the president or, in the event of such officer’s inability to act, the vice president having authority under these by-laws to act in the absence of the president, shall have full power and authority on behalf of the corporation to attend, act and vote at any meetings of security holders of corporations in which the corporation may hold securities and at such meetings or otherwise shall possess and may exercise any and all rights and powers incident to the ownership of such securities. The power and authority to attend, act and vote at meetings shall include the power and authority to consent, on behalf of the corporation, with respect to securities of other corporations held by the corporation. The board of directors by resolution from time to time may confer like powers upon any other person or persons.

Article VI
CERTIFICATES FOR SHARES AND THEIR TRANSFER

Section 6.1    Issuance of Shares. The shares of capital stock of the corporation shall be issued in such amounts, at such times, for such consideration and on such terms and conditions as the board of directors shall deem advisable, subject to the articles of incorporation and any requirements of the laws of the State of Illinois.

Section 6.2    Certificates For Shares. The issued shares of the corporation shall be represented by certificates or shall be uncertificated shares. A certificate shall be in such form as may be determined by the board of directors. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary any or all of whose signatures may be by facsimile if such certificate is countersigned by a transfer agent or registered by a registar. All certificates for shares shall be consecutively numbered or otherwise identified. The registered holder’s name, the number of shares, the date of issuance, the class of shares and the designation of any series it evidences, shall (a) appear on the face of such certificate and (b) be entered on the books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

Section 6.3    Transfers of Shares. Transfers of shares of the corporation shall be made only on the books of the corporation by the holder of record thereof or by such holder’s legal representative, who shall furnish proper evidence of authority to transfer, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation.

Section 6.4    Lost Certificates. If a certificate representing shares has allegedly been lost or destroyed, the board of directors may in its discretion, except as may be required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as it may propose.

ArticleVII
FISCAL YEAR

The fiscal year of the corporation shall be determined by the board of directors.

Article VIII
DIVIDENDS

The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares, subject to any terms and conditions provided by law and the articles of incorporation.

Article IX
SEAL

The board of directors, at the secretary’s discretion, may have, but shall not be required to have, a corporate seal which, if obtained, shall be in the form of a circle and shall have inscribed thereon the name of the corporation and the words, "Corporate Seal, Illinois." The use thereof shall be determined from time to time by the officer or officers executing and delivering instruments on behalf of the corporation; provided, however, that the affixing of the corporate seal to an instrument shall not give the instrument additional force or effect, or change the construction thereof, and the use of the corporate seal is not mandatory. The seal, if any, may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Article X
WAIVER OF NOTICE

Whenever any notice whatever is required to be given under the provisions of these by-laws or under the provisions of the articles of incorporation or under the provisions of the Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance by a person at any meeting shall constitute waiver of notice thereof unless at the meeting such person objects to the holding of the meeting because proper notice was not given.

Article XI
INDEMNIFICATION

Section 11.1    Non-Derivative Actions. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of corporation) by reason of the fact that that person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner that the person reasonably believed to be in or not opposed to the best interests of the corporation or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that the conduct was unlawful.

Section 11.2    Derivative Actions. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

Section 11.3    Employees and Agents. The corporation may indemnify any person who is or was an employee or agent of the corporation, or is or was an employee of the corporation serving at the request of the corporation as a director, officer, or employee of another corporation, partnership, joint venture, trust, or other enterprise, to the extent and under the circumstances provided by Sections 11.1 and 11.2 of this Article XI with respect to a person who is or was a director or officer of the corporation. To the extent that a present or former employee of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 11.1, 11.2 or 11.3 of this Article XI, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, if the person acted in good faith and in a manner that person reasonably believed to be in, or not opposed to, the best interests of the corporation.

Section 11.4     Determination that Indemnification is Proper. Any indemnification under Sections 11.1, 11.2 and 11.3 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth herein. Such determination shall be made (a) by a majority vote of the directors who are or were not parties to such action, suit or proceeding even though less than a quorum, or (b) if there are no such directors or if the directors so direct, by independent legal counsel in a written opinion; or (c) by the shareholders.

Section 11.5    Expense Advance. Expenses (including legal fees) incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount, if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article XI. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid on such terms and conditions, if any, as the corporation deems appropriate.

Section 11.6    Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by this Article XI shall not be deemed exclusive of any other rights to which one seeking indemnification or advance of expense may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in the person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and. administrators of such a person. A right to indemnification or to an advancement of expenses arising under a provision of the articles of incorporation or these bylaws shall not be eliminated or impaired by an amendment to such provision after the occurrence of the act or omission that is the subject of the civil, criminal, administrative, or investigative action, suit, or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such act or omission has occurred.

Section 11.7    Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of the person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article XI or the laws of the State of Illinois.

Section 11.8    Report to Shareholders. If the corporation has paid indemnity or has advanced expenses to a director, officer, employee or agent, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders meeting.

Section 11.9    Contract Right; Limitation on Indemnity. The right to indemnification conferred in this Article XI shall be a contract right, and shall apply to services of a director or officer as an employee or agent of the corporation as well as in such person's capacity as a director or officer. Except as provided in Section 11.3, the corporation shall have no obligations under this Article XI to indemnify any person in connection with any proceeding, or part thereof, initiated by such person without authorization by the board of directors.

Section 11.10 Changes in Illinois Law. In the event of any change of the Illinois statutory provisions applicable to the corporation relating to the subject matter of Article XI of these by-laws, then the indemnification to which any person shall be entitled hereunder shall be determined by such changed provisions, but only to the extent that any such change permits the corporation to provide broader indemnification rights than such provisions permitted the corporation to provide prior to any such change. Subject to Section 11.11, the board of directors is authorized to amend these bylaws to conform to any such changed statutory provisions.

Section 11.11     Amendment or Repeal of Article XI. No amendment or repeal of this Article XI shall apply to or have any effect on any director or officer of the corporation for or with respect to any acts or omissions of such officer or director occurring prior to such amendment or repeal.

Section 11.12    Definitions. For purposes of this Article:

(a)    References to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any entity having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers, and employees or agents, so that any person who is a director, officer, employee or agent of such merging corporation, or was serving at the request of such merging corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article XI with respect to the resulting or surviving corporation as such person would have had with respect to such merging corporation if its separate existence had continued.

(b)    References to “other enterprises” shall include employee benefit plans.

(c)     References to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan, and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, involves services by such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the corporation" as referred to in this Article XI.

Article XII

AMENDMENTS

Subject to Section 11.12, the by-laws of the corporation may be amended, altered or repealed, in whole or in part, by the shareholders or by the board of directors at any meeting duly held in accordance with these by-laws, provided that notice of the meeting includes notice of the proposed amendments, alterations, or repeal.

Titan International, Inc.
2701 Spruce Street Quincy, IL 62301
www.titan-intl.com

TITAN INTERNATIONAL, INC.
2701 SPRUCE STREET
QUINCY, IL 62301

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11.59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Withhold	For All	To withhold authority to vote for any
	All	All	Except	individual nominee(s), mark "For All
The Board of Directors recommends you vote				Except" and write the number(s) of the
FOR the following:				nominee(s) on the line below
1. Election of Directors	☐	☐	☐
Nominees
01 Richard M. Cashin, Jr.
02 Albert J. Febbo
03 Gary L. Cowger

The Board of Directors recommends you vote FOR proposals 2., 3. and 4.					For	Against	Abstain
2. To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for 2014;					☐	☐	☐
3. To approve a non-binding advisory resolution on executive compensation;					☐	☐	☐
4. To approve amendments to the Company's bylaws					☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjustment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com.

TITAN INTERNATIONAL, INC.

The Proxy is Solicited by the Board of Directors for the
Annual Meeting of Stockholders to be held on
Thursday, May 15, 2014 at 11:00 A.M. Central Time
at the Holiday Inn
4821 Oak Street
Quincy, IL 62305

The undersigned hereby constitutes and appoints Maurice M. Taylor Jr., Michael G. Troyanovich, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in TITAN INTERNATIONAL, INC., at the Annual Meeting of Stockholders to be held on Thursday May 15, 2014 and at any adjournments thereof and on all matters properly coming before the meeting.

This proxy will be voted as directed, or if no direction is indicated will be voted FOR proposals 1, 2, 3 and 4.

Please note that if you are attending the Annual Meeting, proof of Titan Common Stock ownership as of the record date must be presented, in addition to valid photo identification.

Continued and to be signed on reverse side